                                                         [STRONG LOGO]
THE STRONG MUNICIPAL
INCOME FUNDS
----------------------------------------------------------------------
SEMI-ANNUAL REPORT O FEBRUARY 28, 1999

THE STRONG HIGH-YIELD MUNICIPAL BOND FUND
THE STRONG MUNICIPAL BOND FUND
THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
THE STRONG SHORT-TERM MUNICIPAL BOND FUND

                    [PICTURE OF STRONG FUNDS BUILDING]

                           LETTER FROM THE CHAIRMAN

Dear Strong Investor,

     As I review this past year, I can't help but conclude that we are living in one of the most remarkable eras in modern history. In many ways, it is a Golden Age of prosperity, with constantly improving living standards, virtually full employment, and enormous cultural vitality.

     Our golden era is primarily driven by the spirit of capitalism, which has resulted in real economic growth of better than 3%, negligible inflation, and the lowest unemployment rates in a quarter of a century. Things have rarely looked so good. My advice: Enjoy it, but remember that good times have a way of disappearing. Almost overnight.

     Not everything in the world is coming up roses. As the fighting in Kosovo demonstrates, conflict still looms large in the world. Kosovo illustrates just how delicate the balance is between individual nations and their economies. And it serves as a constant reminder that everything in life--economies included--is cyclical.

     While the U.S. market has been strong, not every security has shared in the good times. What we are experiencing today--to borrow a Wall Street phrase--is a two-tiered market. That is, a market with big differences between the "have" and "have not" stocks. Close to 70% of stocks out there are still down 20% or more from their tops, while a precious small percentage are near their historical highs.

     In plain English, today's market has one piece that may be over-valued, and another piece that appears to be undervalued.

     A family's investment portfolio has to distinguish between a careful strategy and just "playing the market." A serious investor needs to realize that some stock valuations are at extreme highs and that diversification is more important than ever. In addition to blue chip and other large-cap stocks, fixed income products (like long-term bonds) are very attractive and provide an excellent vehicle for diversifying a portfolio.

     (And, although currently out of favor with investors, small- and mid-cap stocks will rise again. If you buy the idea that markets are cyclical, these stocks could be an excellent place to invest over the next few years).

     Likewise, value investing--the art of buying undervalued companies--is also out of favor. Value stocks have already been through a pretty severe correction, and by investing in them now, you can help protect yourself when large-cap and technology stocks retreat.

     At Strong, we're in business to help you achieve your financial goals. Our Strong Advisor program works with shareholders to build a long term investment program through balance.

     The markets are made up of millions of pieces of input--facts, opinions, trends, tips, dreams, emotions, speculation, and an abundance of good old-fashioned hunches. There is also a good deal of wisdom built into the markets. Some of this wisdom gets distorted over the short-term. Long-term, however, the essential truth of the investment process emerges. Our job is to help you maneuver through the clutter and emotion in the marketplace and find that truth.

     Give us a call. We're here to help.

                                               /s/ Dick

                       THE STRONG MUNICIPAL INCOME FUNDS
                       ---------------------------------


                     SEMI-ANNUAL REPORT O FEBRUARY 28, 1999

                                TABLE OF CONTENTS
 INVESTMENT REVIEWS
   The Strong High-Yield Municipal Bond Fund .................. 2
   The Strong Municipal Bond Fund ............................. 4
   The Strong Short-Term High Yield Municipal Fund ............ 6
   The Strong Short-Term Municipal Bond Fund .................. 8
 BOND GLOSSARY ................................................10
 FINANCIAL INFORMATION
   Schedules of Investments in Securities .....................11
   Statements of Assets and Liabilities .......................26
   Statements of Operations ...................................28
   Statements of Changes in Net Assets ........................30
   Notes to Financial Statements ..............................32
 FINANCIAL HIGHLIGHTS .........................................35

                   THE STRONG HIGH-YIELD MUNICIPAL BOND FUND
                   -----------------------------------------

FUND HIGHLIGHTS

o The Strong High-Yield Municipal Bond Fund returned 1.05% for the six months ended February 28, 1999.

o    New issue supply was up dramatically in 1998.
     Demand  was  limited,  and yield  levels  rose to meet  interest.

o Market participants favored higher-rated securities, and demanded increased yield compensation on lower-rated debt, as fear surfaced that an economic downturn was developing.

o Two holdings, representing about 1% of the Fund defaulted during this period. The Fund maintains position sizes between 1%-5%, to minimize concentration risk.

 ----------------------------------------
               AVERAGE ANNUAL
               TOTAL RETURNS (1)

               As of 2-28-99
         1-year               4.09%

         3-year               8.27%

         5-year               7.38%

         Since Inception      7.44%
         (on 10-1-93)
 ----------------------------------------

                   PORTFOLIO
                  STATISTICS

                 As of 2-26-99
         30-day annualized yield (2)   5.42%

         Average maturity (3)          12.2 years

         Average quality rating (4)     BB


PERSPECTIVES
FROM THE MANAGER

/s/ Mary-Kay H. Bourbulas
Mary-Kay H. Bourbulas
Portfolio Manager
--------------------------------------------------------------------------------
The high-yield municipal market's performance over the past six months can be attributed to too much supply and limited demand. This supply/demand imbalance had a variety of effects, most notably pushing yields up on municipals versus the yields of Treasury securities. For example, A-rated long-term municipal revenue bonds yielded over 100% of the thirty-year Treasury bond over the past five months, and got as high as 105%. On a historical basis, the ratio versus the thirty-year Treasury ranged between 86% and 91%. The supply picture looks brighter in 1999, with levels projected to decline. This should result in improved prospects for municipals.

We continue to believe that individual security selection is the key to delivering outstanding results over the long term. We continue to favor securities which play off of our aging of America economic theme. As the U.S. population ages, we are finding unique opportunities in sectors that cater to this growing demographic trend. Seniors are more affluent and demand an active lifestyle. They are seeking housing within retirement communities which will offer them the ability to age in place, thus eliminating the need to move elsewhere for health reasons. We believe that this sector is in an early growth stage. During the past six months, we have increased our holdings in the retirement sector to 22% from 18%. Credit-spread widening has created an opportunity in the hospital sector. Hospitals in general have seen margins decrease as managed care and government payors try to keep costs down. We believe that hospitals serve an essential need and our focus is on rural hospitals that face little or no competition in their service area.

We've increased the Fund's duration, or interest rate sensitivity, slightly in response to declining yields. We don't believe in making large bets on the direction of interest rates. Rather, we feel our efforts are best spent monitoring and reviewing holdings. Although the last six months have been difficult, we feel that the prices of many lower-rated credits already reflect a potential economic downturn. Although at this point a severe slowdown looks unlikely, we believe that our current holdings can weather through a downturn. Thus, prospects look good over the next six months and the Fund's current holdings should produce an attractive level of tax-free income.

Thank you for your continued investment in the Strong High-Yield Municipal Bond Fund.
                               -----------------

                                 MUNICIPAL BONDS

                                CONTINUE TO TRADE

                                 AT THEIR LEAST

                                EXPENSIVE LEVELS

                                RELATIVE TO THE

                                TREASURY MARKET

                               IN OVER A DECADE.

                               -----------------
--------------------------------------------------------------------------------
From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.
2 Yield is annualized for the 30 days ended 2-26-99, is historical, and will vary.
3 The Fund's average maturity includes the effect of futures and when-issued securities.
4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-1-93 to 2-28-99
                                      [GRAPH]


                           The Strong          High-Yield      Lipper High
                       High-Yield Municipal  Municipal Bond   Yield Municipal
                            Bond Fund            Index*      Debt Funds Index*


          9-93                10,000            10,000             10,000
         12-93                10,266            10,164             10,141
         12-94                10,165             9,609              9,637
         12-95                11,651            11,362             11,245
         12-96                12,248            11,867             11,674
         12-97                13,949            13,165             12,816
         12-98                14,685            13,982             13,529
          2-99                14,754            14,119             13,605


This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the High-Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The High-Yield Municipal Bond Index is comprised of the Lehman Brothers Baa Municipal Bond Index from inception through December 31, 1995, and the Lehman Brothers High-Yield Municipal Bond Index from January 1, 1996 to present. The Lehman Brothers Baa Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated Baa. The Lehman Brothers High-Yield Municipal Bond Index, which was instituted on January 1, 1996, is an unmanaged index generally representative of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the High-Yield Index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

YOUR FUNDS APPROACH

The Strong High-Yield Municipal Bond Fund seeks to provide a high level of tax-free income by investing in longer-term, lower-rated municipal securities. Our investment approach begins with a top-down assessment of the economy, which we constantly monitor as the framework for our portfolio. Next, we choose
sectors which  appear  attractive  based  on  our  economic   assessment.

Finally, we individually select securities within attractive sectors. Security analysis does not stop when we select a holding for the portfolio. Each bond we own is monitored continually. Portfolio adjustments are made based on individual bond performance and changes in the economic and competitive landscape.
--------------------------------------------------------------------------------
MARKET HIGHLIGHTS

o Municipal bonds continue to trade at their least expensive levels relative to the Treasury market in over a decade.

o Credit spreads between higher-rated and lower-rated securities widened as investors demanded additional yield as compensation for a potential slowdown in the U.S. economy. As a result, the investment performance between a AAA-rated and a lower-rated municipal bond was dramatically different.

o Recent economic statistics point to continued strength in the economy. More importantly, inflation remains benign. Credit spreads have started to narrow, which should improve the performance of lower-rated debt.
                                                                               3

                         THE STRONG MUNICIPAL BOND FUND
                         ------------------------------

FUND HIGHLIGHTS

o For the six months ended February 28, 1999, the Fund posted a return of 2.45%. Its 30-day annualized yield stood at 4.85%. For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 7.58%.

o The Fund's duration of 7.8, while longer than it was six months ago, is somewhat short compared with similar funds. The Fund's average quality rating remains solidly at A, with 24% of assets in AAA holdings and 11% in non-investment-grade issues.

o Issue selection drove performance. Sectors in which we found attractive issues include education, utilities, retirement centers, and nursing homes.

   ----------------------------------------
               AVERAGE ANNUAL
               TOTAL RETURNS(1)

               As of 2-28-99
         1-year               6.09%

         5-year               5.70%

         10-year              7.51%

         Since Inception      6.74%
         (on 10-23-86)

   ----------------------------------------

               PORTFOLIO
               STATISTICS

               As of 2-26-99

         30-day annualized yield (2)      4.85%

         Average maturity (3)             12.5 years

         Average quality rating (4)       A

PERSPECTIVES
FROM THE MANAGER

/S/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager
--------------------------------------------------------------------------------

The past six months have seen unusual developments in the municipal markets. The yields on AAA 30-year municipal issues have approached, and at times eclipsed, those of 30-year Treasuries--even without calculating the impact of municipals' federally tax exempt status. The current environment for municipal investing is very attractive, and we look for long-term municipal securities to outperform their taxable counterparts going forward.

That said, markets overall have been and remain volatile. Market pressures push yields first higher, then lower. Investors over the past six to 12 months have established a floor of sorts for taxable rates, quickly losing interest once they go much below 5%. At the same time, a lack of inflation, a federal deficit under control, and other external factors aren't doing much to nudge rates upward. Recession elsewhere in the world has had a slight braking effect on the U.S. economy, but so far our economy and markets remain robust. Under these conditions, we don't anticipate that the Federal Reserve will take action in either direction for the foreseeable future.

In this environment, we're continuing to work with the investment strategies that have helped this fund to outperform in recent years. We've continued to emphasize credit quality in the portfolio, though we also selectively use non-investment-grade securities to enhance yield potential. We strive to manage risk through our rigorous securities research and careful issue selection.
                           ----------------------------

                                    THE PAST

                                   SIX MONTHS

                                    HAVE SEEN

                              UNUSUAL DEVELOPMENTS

                            IN THE MUNICIPAL MARKETS.

                           ----------------------------
--------------------------------------------------------------------------------
From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.
2    Yield is annualized for the 30 days ended 2-26-99, is historical,  and will vary.
4

Diversification helps to keep risk in check as well; we believe that this is one of the main attractions funds offer over investments in individual securities. With 135 holdings in the Fund, if a single investment stumbles, it needn't bring the whole portfolio down with it. At the same time, the Fund's positions are not so diluted as to have little impact on performance--important for when things are going well.

Although bond-by-bond research and individual issue selection drive the portfolio, we are finding clusters of attractive bonds in the education, utilities, retirement facilities, and nursing homes sectors. Hospitals continue to underperform, largely the result of oversupply in the industry. This is an area where we have shed holdings over the past several months.

We don't anticipate making significant changes to our investment approach over the next several months, but as always we will monitor conditions carefully and, should a change appear warranted, take appropriate steps.

Thank you for your investment in the Strong Municipal Bond Fund. We're happy to have the opportunity to help investors pursue federally tax-exempt income.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-23-86 to 2-28-99

                                      [GRAPH]

                         The Strong       Leman Brothers     Lipper General
                       Municipal Bond     Municipal Bond       Municipal Debt
                           Fund                Index*          Funds Index*


        9-86                10,000            10,000             10,000
       12-86                10,129            10,216             10,253
       12-88                10,705            11,423             11,370
       12-90                11,995            13,578             13,253
       12-92                15,257            16,568             16,170
       12-94                16,275            17,640             17,083
       12-96                18,570            21,641             20,757
       12-98                22,211            25,161             23,987
        2-99                22,383            25,349             24,112


This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986.
--------------------------------------------------------------------------------

3 The Fund's average maturity includes the effect of futures and when-issued securities.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S APPROACH

The Strong Municipal Bond Fund seeks total return by investing for a high-level of federally tax-exempt income. Because we believe that investors in a municipal bond fund are seeking a steady stream of tax-exempt income, we strive to maximize this income. We also work to keep share-price fluctuations in check by keeping the Fund's sensitivity to interest-rate changes, its credit quality, and its diversification at reasonable levels.

Our investment approach focuses on selection of individual securities, driven by bond-by-bond research. Macroeconomic analysis also plays an important role in shaping the portfolio.
--------------------------------------------------------------------------------
MARKET HIGHLIGHTS

o With the AAA 30-year municipal bond yield running at 4.94%, compared with the AAA 30-year Treasury's taxable yield of 5.58%, long-term municipal investments were attractive to investors in any tax bracket.

o Interest rates generally declined over the period. In this environment, keeping the Fund's yield at 4.85%, slightly ahead of its level of six months ago, was an achievement.

o The Lehman Brothers Municipal Bond Index returned 2.62% for the six months ended February 28, 1999, while the Lipper General Municipal Debt Funds Index returned 1.86% for the same period.*
                                                                               5

                THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
                -----------------------------------------------
FUND HIGHLIGHTS

o The Strong Short-Term High Yield Municipal Bond Fund returned 2.10% for the six months ended February 28, 1999.

o Although new issue supply was up dramatically in 1998, this affected the Fund minimally, since the Fund tends to purchase existing securities.

o The Fund's average maturity of less than three years, along with a high average coupon, provided insulation as spreads widened between higher- and lower- rated issues.

o The Fund experienced net inflows and took advantage of credit-spread widening by purchasing lower-rated securities at attractive yields.

----------------------------------------
               AVERAGE ANNUAL
               TOTAL RETURN(1)

               As of 2-28-99
         1-year               5.33%

         Since Inception      6.11%
         (on 11-30-97)
----------------------------------------
                    PORTFOLIO
                   STATISTICS

                   As of 2-26-99

         30-day annualized yield (2)   4.70%

         Average maturity (3)          2.3 years

         Average quality rating(4)     BBB

PERSPECTIVES
FROM THE MANAGER

/s/ Mary-Kay H. Bourbulas
Mary-Kay H. Bourbulas
Portfolio Manager
--------------------------------------------------------------------------------
The high-yield municipal market's performance over the past six months can be attributed to too much supply and limited demand. This supply/demand imbalance had a variety of effects, most notably pushing yields up on municipals versus Treasury securities. The supply picture looks brighter in 1999, with levels projected to decline. This should result in improved prospects for municipals.

We continue to believe that individual security selection is the key to delivering outstanding results over the long term. We continue to favor securities which play off of our aging of America economic theme. As the U.S. population ages, we are finding unique opportunities in credits that cater to this growing demographic trend. Seniors are more affluent and are seeking housing within retirement communities which will offer them the ability to age in place. We believe that this sector is in an early growth stage. During the past six months, we have increased our holdings slightly in the retirement sector to 23% from 22%. Credit spread widening has created an opportunity in the hospital sector. Hospitals in general have seen margins decrease as managed care and government payors try to keep costs down. We believe that hospitals serve an essential need and our focus is on rural hospitals that face little or no competition in their service area. We have increased our hospital exposure to 17% from 15%. The Fund typically purchases bonds priced to a short call date, or to a final maturity, within an overall three-year time horizon. The Fund targets securities with a high coupon, currently averaging 6.09%. The Fund experienced strong cash inflows over the past six months, and this has helped provide ample liquidity. As long as the yield spreads between varying investment grades continue to widen and look attractive, we will be inclined to lower the Fund's cash position in order to lock in attractive yields. The Fund's maturity has averaged around 2.3 years, and we don't believe in making large bets on the direction of interest rates. Rather we feel our efforts are best spent monitoring and reviewing holdings.
                              --------------------

                               THIS SUPPLY/DEMAND

                                 IMBALANCE HAD A

                               VARIETY OF EFFECTS,

                                  MOST NOTABLY

                                PUSHING YIELDS UP

                              ON MUNICIPALS VERSUS

                              TREASURY SECURITIES.

                              --------------------
--------------------------------------------------------------------------------
From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Yield is annualized for the 30 days ended 2-26-99, is historical, and will vary. The Fund's Advisor has waived its management fee of 0.31%. Otherwise, current yields would have been 4.39% and returns would have been lower.
6

The last six months have been good for the Fund and we feel that many lower-rated credits have widened to the point where an economic downturn is already priced in. Although at this point a severe slowdown looks unlikely, we feel confident that our current holdings can weather through a downturn. Given the short-term, income-maximization focus of the Fund, we believe it is well situated to produce an attractive level of income even if an economic downturn should emerge.

Thank you for your continued investment in the Strong Short-Term High Yield Municipal Bond Fund.





                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 11-30-97 to 2-28-99

              The Strong Short-Term  Lehman Brothers 1-3 Year  Lipper High Yield
                   High Yield        Non-Investment Grade        Municipal Debt
                 Municipal Fund      Municipal Bond Index*        Funds Index*
[GRAPH]

       11-97        10,000                 10,000                    10,000
       12-97        10,083                 10,053                    10,160
        3-98        10,267                 10,191                    10,299
        6-98        10,458                 10,326                    10,463
        9-98        10,603                 10,459                    10,701
       12-98        10,700                 10,600                    10,725
        2-99        10,770                 10,697                    10,786





This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

3    The Fund's average maturity includes the effect of when-issued securities.
4 For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.
* The Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to three years. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S APPROACH

The Strong Short-Term High Yield Municipal Bond Fund seeks to provide a high level of tax-free income by investing in short-term, lower rated municipal securities. Our investment approach begins with a top-down assessment of the economy, which we constantly monitor as the framework for our portfolio. Next, we choose sectors which appear attractive based on our economic assessment. Finally, we individually select securities within attractive sectors. Security analysis does not stop when we select a holding for the portfolio. Each bond we own is monitored continually.

Portfolio adjustments are made based on individual bond performance and changes in the economic and competitive landscape.
--------------------------------------------------------------------------------
MARKET HIGHLIGHTS

o Municipal bonds continue to trade at their least expensive levels relative to the Treasury market in over a decade.

o Credit spreads between higher-rated and lower-rated securities widened as investors demanded additional yield as compensation for a potential slowdown in the U.S. economy. As a result, the investment performance between a AAA-rated and a lower-rated municipal bond was dramatically different.

o Recent economic statistics point to continued strength in the economy. More importantly, inflation remains benign. Credit spreads have started to narrow, which should improve the performance of lower-rated debt.

                   THE STRONG SHORT-TERM MUNICIPAL BOND FUND

FUND HIGHLIGHTS

o For the six months ended February 28, 1999, the Fund posted a return of 2.91%. Its 30-day annualized yield stood at 3.92%. For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 6.13%.

o The Fund's average portfolio maturity, at 2.74 years, is very near the maximum level permitted. The Fund's average quality rating remains solidly at A.

o Vigorous bond-by-bond research and painstaking issue selection continue to drive our investment process.

----------------------------------------
               AVERAGE ANNUAL
               TOTAL RETURNS(1)

               As of 2-28-99
         1-year               5.68%

         3-year               5.96%

         5-year               4.38%

         Since Inception      5.00%
         (on 12-31-91)
----------------------------------------
                  PORTFOLIO
                 STATISTICS

               As of 2-26-99

         30-day annualized yield(2)     3.92%

         Average maturity(3)            2.74 years

         Average quality rating(4)      A

PERSPECTIVES
FROM THE MANAGER

/s/Steven D. Harrop
Steven D. Harrop
--------------------------------------------------------------------------------
Portfolio Manager

Unlike longer-term municipal markets, the markets for shorter-term municipal issues have not experienced the unusual convergence of tax-exempt municipal yields with taxable bond yields. (Usually, the yield on municipal issues is lower, reflecting the federally tax-exempt status of the income they pay.) A more normal relationship between the two has prevailed in shorter-maturity issues--though it's worth reminding investors of the significant impact munis' federally tax-exempt status can have on the yield that actually stays in your pocket.

Markets overall have been volatile, with market pressures pushing yields first higher, then lower. Yields of late have leveled off to a fairly narrow range. When rates go much lower than their current levels, investors quickly lose interest--which in turn spurs yields to move higher as prices move lower. The lack of inflation, a federal deficit under control, and other external factors should restrain rates from moving much higher, though. Recession elsewhere in the world has had a slight braking effect on the U.S. economy, but so far our economy and markets remain robust. Under these conditions, we don't anticipate that the Federal Reserve will take action in either direction for the foreseeable future.

In this environment, we're continuing to work with the investment strategies that have helped this fund to outperform in recent years. We've continued to emphasize credit quality in the portfolio, though we also selectively use non-investment-grade securities to enhance yield potential. The Fund may invest up to 15% of assets in non-investment-grade issues, and currently invests 10.3% of the portfolio in them. We strive to manage risk through our rigorous securities research and careful issue selection.
                             --------------------
                                Markets overall

                                   have been

                                 volatile, with

                        market pressures pushing yields

                                 first higher,

                                  then lower.

                              --------------------

--------------------------------------------------------------------------------
From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Yield is annualized for the 30 days ended 2-26-99, is historical, and will vary.

Diversification helps to keep risk in check as well; we believe that this is one of the main attractions funds offer over investments in individual securities. With 130 holdings in the Fund, if a single investment stumbles, it needn't bring the whole portfolio down with it. At the same time, the Fund's positions are not so diluted as to have little impact on performance--important for when things are going well.

Although bond-by-bond research and individual issue selection drive the portfolio, we are finding clusters of attractive bonds in the education, utilities, retirement facilities, nursing homes, and multifamily housing sectors.

We don't anticipate making significant changes to our investment approach over the next several months, but as always we will monitor conditions carefully and, should a change appear warranted, take appropriate steps.

Thank you for your investment in the Strong Short-Term Municipal Bond Fund. We're pleased you've chosen us to help you pursue your important financial goals.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-91 to 2-28-99
                                          [GRAPH]

                         The Strong          Lehman Brothers     Lipper Short
                     Short-Term Municipal      Municipal        Municipal Debt
                          Bond Fund        3 Year Bond Index*     Average*


       12-91               10,000               10,000              10,000
       12-92               10,716               10,643              10,579
       12-93               11,441               11,305              11,132
       12-94               11,256               11,383              11,168
       12-95               11,861               12,396              11,975
       12-96               12,439               12,946              12,422
       12-97               13,301               13,655              12,998
       12-98               14,039               14,367              13,577
        2-99               14,182               14,513              13,652




This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------
3    The Fund's average maturity includes the effect of when-issued securities.
4 For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.
* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S APPROACH

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high-level of federally tax-exempt current income with a low degree of share-price fluctuation. Because we believe that investors in a municipal bond fund are seeking a steady stream of tax-exempt income, we strive to maximize this income within the bounds of the Fund's maturity, quality, and diversification goals. The Fund maintains an average portfolio maturity of three years or less.

Our investment approach focuses on selection of individual securities, driven by bond-by-bond research. Macroeconomic analysis also plays an important role in shaping the portfolio.

MARKET HIGHLIGHTS

o The Lehman Brothers Municipal 3-Year Bond Index returned 2.65% for the six months ended February 28, 1999, while the Lipper Short Municipal Debt Average returned 1.95% for the same period.*

o Interest rates generally declined over the period, with demand for shorter-term municipal issues running high and supply tight. This is reflected in the Fund's yield, though we were able to reduce the impact of declining yields through careful issue selection.

o Declining yields led some issuers to prepay their obligations-- also known as prerefunding. This increased the number of prerefunded issues--which have an effective credit quality of AAA--in the portfolio.
                                                                               9

--------------------------------------------------------------------------------
BOND GLOSSARY

BOND QUALITY RATINGS--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's.) The scale descends to AA, A, then BBB and so on, down to D. Bonds with a rating of BBB or higher are considered investment-grade. Bonds rated CC and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bond-holder for the added risk.

MATURITY--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition that follows.)

DURATION--Duration is similar to maturity, but also accounts for the semi-annual interest payments made by most bonds. Duration is a useful tool for determining a bond or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

TREASURY SPREAD--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity, but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times when investors buy Treasuries for their safety and sell other types of bonds.

YIELD--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time, often 30 days, annualizing it and stating it as a percentage of the money invested.

YIELD CURVE--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES      FEBRUARY 28, 1999 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
STRONG HIGH-YIELD MUNICIPAL BOND FUND
===============================================================================
                                                     Shares or
                                                     Principal         Value
                                                      Amount          (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 99.4%
ALABAMA 2.8%
West Jefferson, Alabama Amusement and Public
 Park Authority First Mortgage Revenue -
 Visionland, Alabama Project:
 6.00%, Due 2/01/08                              $   3,445,000  $     3,453,613
 6.375%, Due 2/01/29                                 2,460,000        2,447,700
 8.00%, Due 12/01/26 (Pre-Refunding at $102
 on 12/01/00)                                       10,305,000       13,100,231
                                                                     ----------
                                                                     19,001,544
ALASKA 0.6%
Seward, Alaska Revenue - Alaska Sealife Center
 Project, 7.65%, Due 10/01/16                        3,500,000        3,749,375

ARIZONA 2.1%
Maricopa County, Arizona IDA Senior Living
 Facilities Revenue - Christian Care Mesa, Inc.
 Project, 7.875%, Due 4/01/27                        1,745,000        1,895,506
Navajo County, Arizona IDA IDR - Stone Container
 Corporation Project:
 7.20%, Due 6/01/27                                  5,675,000        6,270,875
 7.40%, Due 4/01/26                                  5,500,000        6,091,250
                                                                     ----------
                                                                     14,257,631

ARKANSAS 1.2%
Northwest Arkansas Regional Airport Authority
 Airport Revenue, 7.625%, Due 2/01/27                7,000,000        8,216,250

CALIFORNIA 5.2%
ABAG Financial Authority for Nonprofit Corporations
 COP - Eskaton Gold River Lodge Project:
 6.375%, Due 11/15/15                                1,000,000          992,500
 6.375%, Due 11/15/28                                3,000,000        2,943,750
Foothill/Eastern Transportation Corridor Agency
 Toll Road Revenue:
 Zero %, Due 1/01/17                                 5,000,000        1,950,000
 Zero %, Due 1/01/26                                 7,000,000        1,688,750
 Zero %, Due 1/01/28                                24,000,000        5,190,000
 Zero %, Due 1/01/29                                 8,335,000        1,708,675
Millbrae, California Residential Facilities
 Revenue - Magnolia of Millbrae Project,
 7.375%, Due 9/01/27                                 6,000,000        6,457,500
Modesto, California Irrigation District COP
 Refunding and Capital Improvements, 5.30%,
 Due 7/01/22                                         1,250,000        1,257,812
San Francisco, California Redevelopment Agency
 Residential Facilities Revenue - Coventry Park
 Project, 8.50%, Due 12/01/26                        5,000,000        5,750,000
San Joaquin Hills, California Transportation
 Corridor Agency Toll Road Revenue Refunding,
 Zero %, Due 1/15/21 (Rate Reset Effective 1/15/07  10,000,000        6,925,000
                                                                     ----------
                                                                     34,863,987
COLORADO 3.0%
Arapahoe County, Colorado E-470 Public Highway
 Authority Capital Appreciation:
 Zero %, Due 9/01/18 (c)                             5,000,000        1,837,500
 Zero %, Due 9/01/19                                 3,000,000        1,050,000
 Zero %, Due 9/01/22                                 2,000,000          595,000
 Zero %, Due 9/01/24                                 3,000,000          798,750
Arapahoe County, Colorado E-470 Public Highway
 Authority Senior Revenue, 4.75%, Due 9/01/23 (c)    2,000,000        1,895,000
Bachelor Gulch, Colorado Metropolitan District
 GO, 7.00%, Due 12/01/15 (c)                         1,100,000        1,159,125
Black Hawk, Colorado Device Tax Revenue, 5.625%,
 Due 12/01/21                                        1,500,000        1,479,375
Colorado Health Facilities Authority Hospital
 Revenue - Steamboat Springs Health Care
 Association Project, 5.75%, Due 9/15/22             5,000,000        5,081,250
Denver, Colorado Urban Renewal Authority Tax
 Increment Revenue - Pavilions Project, 7.75%,
 Due 9/01/16                                         1,760,000        1,942,600
Eaglebend, Colorado Affordable Housing
 Corporation MFHR Refunding - Housing Project,
 6.45%, Due 7/01/21 (c)                              1,000,000        1,061,250
Englewood, Colorado MFHR Refunding - Marks
 Apartments Project, 6.65%, Due 12/01/26             3,000,000        3,255,000
                                                                      ---------
                                                                     20,154,850
CONNECTICUT 2.3%
Connecticut Development Authority PCR
 Refunding - The Connecticut Light and Power
 Company Project, 5.95%, Due 9/01/28                 5,000,000        5,025,000
Connecticut Health and Educational Facilities
 Authority Revenue - New Opportunities for
 Waterbury, Inc., 6.75%, Due 7/01/28                 3,895,000        4,138,437
Mashantucket Western Pequot Tribe Subordinated
 Special Revenue:
 Zero %, Due 9/01/15                                 2,000,000          777,500
 Zero %, Due 9/01/16                                 2,000,000          730,000
 Zero %, Due 9/01/18                                 1,100,000          350,625
 5.50%, Due 9/01/28                                  2,200,000        2,147,750
 6.40%, Due 9/01/11                                  1,710,000        1,898,100
                                                                      ---------
                                                                     15,067,412
FLORIDA 5.4%
Arbor Greene Community Development District
 Special Assessment Revenue:
 5.75%, Due 5/01/06                                    985,000          987,463
 7.00%, Due 5/01/03                                    575,000          592,969
Cory Lakes, Florida Community Development
 District Special Assessment Revenue, 8.375%,
 Due 5/01/17                                         3,360,000        3,666,600
Florida Housing Finance Agency MFHR
Refunding - Lake Side Villas and Golf
 Villas at Sabal Palm Project:
 6.75%, Due 12/01/10                                 1,000,000          997,500
 7.00%, Due 12/01/16                                 2,600,000        2,593,500
 7.25%, Due 12/01/25                                 4,400,000        4,394,500
Grand Haven Community Development District
 Special Assessment Revenue, 6.90%, Due 5/01/19      1,000,000        1,052,500
Largo, Florida Sun Coast Health System Revenue -
 Sun Coast Hospital Issue, 6.30%, Due 3/01/20        8,045,000        8,105,338
Palm Beach County, Florida Health Facilities
 Authority Revenue Hospital Improvement -
 Boca Raton Community Hospital, Inc.,
 5.00%, Due 12/01/23 (b)                             5,480,000        5,356,700
Palm Beach County, Florida Solid Waste IDR -
Okeelanta Power LP Project:
 6.375%, Due 2/15/07 (Purchased in Default
 on 1/28/98)                                         1,300,000        1,014,000
 6.70%, Due 2/15/15 (Purchased in Default
 on 2/04/98)                                           500,000          390,000
Palm Beach County, Florida Solid Waste IDR -
 Osceola Power LP Project, 6.85%, Due 1/01/14
 (Purchased in Default 1/13/98 - 2/04/98)              450,000          351,000
Pinellas County, Florida Educational Facilities
 Authority Revenue - College Harbor Project,
 8.50%, Due 12/01/28                                 5,185,000        5,541,469
Polk County, Florida HFA Subordinated Revenue -
 Lake Wales Gardens Project, Zero %, Due 4/01/20     4,835,000          761,512
                                                                     ----------
                                                                     35,805,051
GEORGIA 3.2%
Atlanta, Georgia Urban Residential Finance
 Authority MFHR - Evergreen Village Estates
 Project, 6.625%, Due 5/01/28                          605,000          628,444
                                                                             11

SCHEDULES OF INVESTMENTS IN SECURITIES            FEBRUARY 28, 1999 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
--------------------------------------------------------------------------------
Atlanta, Georgia Urban Residential Finance
 Authority MFHR - Franciscan Club Apartments
 Projects, 7.75%, Due 4/01/22 (Defaulted
 Effective 10/01/96)                                $4,840,000     $  2,758,800
Dekalb County, Georgia Residential Care Facilities
 for the Elderly Authority First Lien Revenue -
 King's Bridge Retirement Center, Inc. Project:
 8.00%, Due 7/01/06                                    650,000          736,125
 8.15%, Due 7/01/16                                  2,380,000        2,710,225
 8.25%, Due 7/01/26                                  5,250,000        5,925,937
Fulton County, Georgia Housing Authority
 MFHR - Washington Court Project:
 6.40%, Due 2/01/19                                    775,000          777,906
 6.50%, Due 2/01/28                                  1,750,000        1,756,563
Savannah, Georgia EDA IDR - Stone Container
 Corporation Project, 7.40%, Due 4/01/26             3,500,000        3,876,250
Savannah, Georgia Hospital Authority Revenue
 Refunding and Improvement - Candler Hospital
 Project, 7.00%, Due 1/01/23 (Pre-Refunding
 at $102 on 1/01/03) (c)                             2,000,000        2,260,000
                                                                      ---------
                                                                     21,430,250
HAWAII 0.5%
Hawaii Department of Transportation Special Facility
 Revenue - Continental Airlines, Inc. Project,
 5.625%, Due 11/15/27                                3,205,000        3,124,875

ILLINOIS 8.5%
 Berwyn, Illinois GO, 4.25%, Due 12/01/15            1,795,000        1,651,400
Chicago, Illinois O'Hare International Airport Special
 Facility Revenue Refunding - International
 Terminal Project, 5.50%, Due 1/01/15 (b)            7,000,000        7,271,250
Chicago, Illinois O'Hare International Airport Special
 Facility Revenue Refunding - United Air Lines, Inc.
 Project, 5.35%, Due 9/01/16                         2,500,000        2,490,625
Chicago, Illinois School Reform Board of
 Trustees of the Board of Education
 Capital Appreciation GO:
 Zero %, Due 12/01/20                                5,000,000        1,618,750
 Zero %, Due 12/01/21                                7,500,000        2,306,250
 Zero %, Due 12/01/23                                5,000,000        1,375,000
 Zero %, Due 12/01/25                                2,000,000          492,500
Chicago State University Board of Trustees
 Auxiliary Facilities System Revenue, 5.50%,
 Due 12/01/23                                        1,000,000        1,062,500
Godfrey, Illinois Revenue - United Methodist
 Village Project, 5.875%, Due 11/15/29               5,000,000        4,787,500
Illinois DFA Hospital Revenue - Adventist Health
System/Sunbelt Obligation Project:
 5.50%, Due 11/15/20                                 2,000,000        1,952,500
 5.50%, Due 11/15/29                                 5,000,000        4,825,000
 Illinois HDA MFHR, 5.00%, Due 7/01/25               3,750,000        3,192,187
Illinois Health Facilities Authority Revenue -
 Delnor Community Residential Project, 6.15%,
 Due 11/15/27                                        1,000,000        1,006,250
Metropolitan Pier and Exposition Authority
 Refunding - McCormick Place Expansion
 Project, 7.00%, Due 7/01/26                         6,000,000        7,342,500
Riverdale, Illinois Environmental Improvement
 Revenue - Acme Metals, Inc. Project:
 7.90%, Due 4/01/24 (Defaulted Effective 9/29/98)    2,500,000        2,250,000
 7.95%, Due 4/01/25 (Defaulted Effective 9/29/98)    5,000,000        4,500,000
Robbins, Illinois Resource Recovery Revenue:
 8.375%, Due 10/15/10                                4,000,000        2,200,000
 8.375%, Due 10/15/16                               11,250,000        6,187,500
                                                                      ---------
                                                                     56,511,712

INDIANA 4.9%
Indiana Health Facility Financing Authority
 Revenue - Hamilton Communities, Inc. Project,
 6.50%, Due 1/01/30                                 18,200,000       18,268,250
Indiana HFA SFMR, 5.90%, Due 1/01/27                 2,000,000        2,065,000
Indianapolis, Indiana EDR MFHR - Post Pointe
Apartments Project:
 8.30%, Due 3/01/06                                    480,000          499,800
 8.40%, Due 3/01/11                                    710,000          748,163
 8.75%, Due 3/01/27                                  6,540,000        6,907,875
St. Joseph County, Indiana Hospital Authority
 Health System Revenue - Memorial Health
 System Project, 4.625%, Due 8/15/28                 5,000,000        4,531,250
                                                                      ---------
                                                                     33,020,338
IOWA 4.2%
Asbury, Iowa Elderly Care and Retirement Facilities
 Revenue - Stonehill Project, 6.00%, Due 9/01/28     2,905,000        2,890,475
Cedar Rapids, Iowa First Mortgage Revenue -
 Cottage Grove Place Project:
 5.875%, Due 7/01/28                                 7,635,000        7,444,125
 9.00%, Due 7/01/25 (Pre-Refunding at $102
 on 7/01/05)                                         6,000,000        7,732,500
Iowa Finance Authority Community Provider
Revenue - Boys and Girls Home and Family
 Services, Inc. Project, 6.25%, Due 12/01/28         1,000,000          967,500
Iowa Finance Authority Elder Care Facility
 First Mortgage Revenue - Amity Fellowserve-
 Iowa, Inc. Project, 6.00%, Due 10/01/28             8,820,000        8,775,900
                                                                      ---------
                                                                     27,810,500
KENTUCKY 1.6%
Morgantown, Kentucky Solid Waste Disposal
Facilities Revenue - IMCO Recycling, Inc. Project:
 6.00%, Due 5/01/23                                  4,100,000        4,084,625
 7.65%, Due 5/01/16                                  5,740,000        6,385,750
                                                                      ---------
                                                                     10,470,375
LOUISIANA 2.4%
Iberia Parish, Louisiana Hospital Service District
 Number 1 Revenue, 8.00%, Due 5/26/16                2,100,000        2,202,375
Louisiana Health and Education Authority Revenue
 Refunding - Lambeth House, Inc. Project:
 6.15%, Due 1/01/18                                  1,885,000        1,873,219
 6.20%, Due 1/01/28                                  2,750,000        2,746,563
Louisiana Public Facilities Authority Revenue -
 Progressive Healthcare Providers, Inc.
 Developmental Centers Project, 6.375%,
 Due 10/01/28                                        3,350,000        3,270,438
Louisiana Public Facilities Authority Senior Lien
 Revenue - Progressive Healthcare Providers, Inc.
 Developmental Centers Project, 8.00%,
 Due 1/01/13 (Pre-Refunding at $103 on 1/01/02)      5,175,000        5,776,594
                                                                      ---------
                                                                     15,869,189
MASSACHUSETTS 1.9%
Massachusetts Health and Educational Facilities
 Authority Revenue - Saints Memorial Medical
 Center Project, 5.75%, Due 10/01/06                 1,885,000        1,889,712
Massachusetts Industrial Finance Agency Assisted
 Living Facility Revenue - TNG Marina Bay LLC
 Project, 7.50%, Due 12/01/27                        4,220,000        4,583,975
Massachusetts Industrial Finance Agency Health Care
 Facility Revenue - Metro Health Foundation of
 Massachusetts, Inc. Project, 6.75%, Due 12/01/27    3,000,000        3,123,750
Massachusetts Industrial Finance Agency
 Revenue - Institute for Developmental Disabilities
 Project, 9.25%, Due 6/01/09                         2,980,000        3,048,510
                                                                      ---------
                                                                     12,645,947
12

-------------------------------------------------------------------------------
===============================================================================
STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
MICHIGAN 1.4%
Michigan Strategic Fund Resource Recovery
 Limited Obligation Revenue - Central Wayne
 Energy Recovery LP Project:
 6.90%, Due 7/01/19                                $ 2,200,000       $  227,500
 7.00%, Due 7/01/27                                  6,800,000        6,885,000
                                                                      ---------
                                                                      9,112,500
MINNESOTA 1.1%
St. Paul, Minnesota Housing and Redevelopment
Authority Hospital Facility Revenue - HealthEast
 Project:
 Series A, 6.625%, Due 11/01/17                      3,895,000        4,036,194
 Series B, 6.625%, Due 11/01/17                      3,410,000        3,533,612
                                                                      ---------
                                                                      7,569,806
MISSISSIPPI 0.4%
Mississippi Development Bank Special Obligation
 Refunding - Diamond Lakes Utilities and
 Improvements District Project, 6.25%,
 Due 12/01/17                                        2,500,000        2,546,875

MISSOURI 1.9%
 Bridgeton, Missouri IDA Senior Housing Revenue -
 The Sarah Community Project,
 5.90%, Due 5/01/28                                  3,500,000        3,469,375
Saline  County,  Missouri  IDA Health
 Facilities Revenue - John Fitzgibbon Memorial
 Hospital, Inc. Project, 6.50%, Due 12/01/28         5,465,000        5,348,869
Springfield, Missouri Land Clearance Redevelopment
 Authority Industrial Revenue Refunding -
 University Plaza Redevelopment Corporation
 Project, 6.90%, Due 10/01/16                        3,440,000        3,556,100
                                                                      ---------
                                                                     12,374,344
MONTANA 0.2%
Crow Finance Authority Tribal Purpose Revenue,
 5.70%, Due 10/01/27                                 1,000,000        1,027,500

NEBRASKA 0.2%
Nebraska IFA SFHR, 5.85%, Due 9/01/28                1,000,000        1,033,750

NEVADA 0.7%
Clark County, Nevada IDR - Nevada Power
 Company Project, 5.60%, Due 10/01/30                4,500,000        4,432,500

NEW JERSEY 4.7%
Camden County, New Jersey Improvement Authority
 Lease Revenue - Kaighn Port Marine Terminal A
 Project, 8.00%, Due 6/01/27                         4,890,000        5,513,475
New Jersey EDA - Leisure Park Project, 5.875%,
 Due 12/01/27                                        2,800,000        2,796,500
New Jersey EDA EDR - Kapkowski Road Landfill
 Reclamation Improvement District Project:
 Zero %, Due 4/01/04                                   160,000          118,600
 Zero %, Due 4/01/05                                   310,000          215,837
 Zero %, Due 4/01/06                                 1,020,000          668,100
 Zero %, Due 4/01/07                                 1,025,000          629,094
 Zero %, Due 4/01/09                                 1,020,000          549,525
 6.375%, Due 4/01/31                                15,000,000       15,543,750
 6.50%, Due 4/01/31                                  5,000,000        5,193,750
New Jersey EDA Senior Mortgage Revenue
 Refunding - Arbor Glen of Bridgewater Project,
 6.00%, Due 5/15/28                                    500,000          493,750
                                                                     ----------
                                                                     31,722,381
NEW YORK 2.1%
New York Energy Research and Development
 Authority PCR - Long Island Lighting Company
 Project, 5.15%, Due 3/01/16 (b)                     3,000,000        3,000,060
New York Energy Research and Development
 Authority PCR - Rochester Gas and Electric
 Corporation Project, 5.95%, Due 9/01/33             2,000,000        2,200,000
New York, New York Industrial Development
Agency IDR Refunding - LaGuardia Association
 LP Project, 6.00%, Due 11/01/28                     6,000,000        6,045,000
Rockland County, New York Industrial
 Development Agency Civic Facility Revenue -
 Dominican College Project, 6.25%, Due 5/01/28       2,775,000        2,771,531
                                                                      ---------
                                                                     14,016,591
NORTH CAROLINA 4.3%
Fletcher, North Carolina First Mortgage Housing
 Revenue - Avery's View Retirement Facilities, Inc.
 Project, 7.00%, Due 3/01/28                        21,365,000       21,471,825
Macon County, North Carolina HFC Revenue -
 Chestnut Hill Highlands Project, 8.50%,
 Due 7/01/27                                         8,145,000        7,055,606
                                                                      ---------
                                                                     28,527,431
NORTH DAKOTA 1.7%
North Dakota Housing Finance Agency Revenue
 Housing Finance Program - Home Mortgage
 Finance Program, 5.90%, Due 1/01/29                   970,000        1,005,162
Ward County, North Dakota Health Care Facility
 Revenue - St. Joseph's Hospital Corporation
 Project, 8.875%, Due 11/15/24
 (Pre-Refunding at $101 on 11/15/04)                 8,210,000       10,344,600
                                                                     ----------
                                                                     11,349,762
OHIO 3.7%
Akron, Ohio COP - Akron Municipal Baseball
 Stadium Project, Zero %, Due 12/01/16
 (Rate Reset Effective 12/01/01)                     1,500,000        1,458,750
Cleveland, Ohio Airport Special Revenue
 Refunding - Continental Airlines, Inc. Project:
 5.50%, Due 12/01/08 (b)                             9,045,000        8,965,856
 5.70%, Due 12/01/19 (b)                             7,000,000        6,746,250
Cuyahoga County, Ohio MFHR - The Park Lane
 Apartments Project:
 7.80%, Due 7/01/07                                    470,000          487,038
 7.90%, Due 7/01/12                                    680,000          709,750
 8.25%, Due 7/01/28                                  1,930,000        2,014,438
Medina County, Ohio EDR MFHR - Camelot Place,
 Ltd. Project, 8.375%, Due 10/01/23                    400,000          411,000
Pike County, Ohio Hospital Facilities Revenue -
 Pike Health Services, Inc. Project, 6.75%,
 Due 7/01/17                                         3,660,000        3,875,025
                                                                      ---------
                                                                     24,668,107
PENNSYLVANIA 7.9%
Bucks County, Pennsylvania IDA CDR - Attleboro
Associates, Ltd. Nursing Facility Project:
 8.00%, Due 12/01/05                                   685,000          768,912
 8.25%, Due 6/01/11                                  3,265,000        3,660,881
Delaware County, Pennsylvania Authority Health
Care Facility First Mortgage Revenue -
 GF/Longwood Care, Inc. Project:
 8.50%, Due 4/15/10                                    530,000          555,837
 9.00%, Due 4/15/25                                  5,860,000        6,145,675
Horsham, Pennsylvania IDA CDA Health Care
 Facilities Revenue - GF/Pennsylvania
 Properties, Inc. Project:
 7.375%, Due 9/01/08                                   440,000          447,150
 8.375%, Due 9/01/24                                 6,000,000        6,390,000
Lehigh County, Pennsylvania General Purpose
 Authority Revenue - Kidspeace Obligation
 Group, 6.20%, Due 11/01/14 (b)                      3,585,000        3,576,038
Montgomery County, Pennsylvania IDA Revenue -
 Wordsworth Academy Project, 8.00%,
 Due 9/01/24                                         6,840,000        7,190,550
                                                                             13

SCHEDULES OF INVESTMENTS IN SECURITIES (continued) FEBRUARY 28, 1999(UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
Pennsylvania EDFA Exempt Facilities Revenue -
 National Gypsum Company Project, 6.125%,
 Due 11/01/27                                    $  10,000,000      $ 9,987,500
Pennsylvania EDFA Qualified Residential Rent
 Project Revenue - RSI Properties/Butler LLC
 Project, 8.00%, Due 9/01/27                         3,000,000        3,075,000
Pennsylvania EDFA Qualified Residential Rent
 Project Revenue - RSI Properties/Greensburg
 LLC Project, 8.00%, Due 9/01/27                     3,000,000        3,075,000
Philadelphia, Pennsylvania IDA CDR Refunding -
 Doubletree Guest Suites Project, 6.50%,
 Due 10/01/27                                        3,500,000        3,714,375
Scranton-Lackawanna, Pennsylvania Health and
 Welfare Authority Hospital Revenue - Marian
 Community Hospital Project, 7.125%,
 Due 1/15/13                                         1,000,000        1,105,000
Wilkinsburg, Pennsylvania Municipal Authority
Health Facilities Revenue - Monroeville Christian
 Project, 8.25%, Due 3/01/27                         3,000,000        3,067,500
                                                                      ---------
                                                                     52,759,418
PUERTO RICO 0.7%
Commonwealth of Puerto Rico Public Improvement
 GO, 4.75%, Due 7/01/23                              5,000,000        4,793,750

SOUTH CAROLINA 6.7%
Connector 2000 Association, Inc. Subordinate Capital
 Appreciation Toll Road Revenue - Greenville, South
 Carolina Southern Connector Project:
 Zero %, Due 1/01/15                                 4,400,000        1,622,500
 Zero %, Due 1/01/16                                 4,600,000        1,592,750
 Zero %, Due 1/01/17                                 5,600,000        1,820,000
 Zero %, Due 1/01/18                                 5,800,000        1,769,000
 Zero %, Due 1/01/19                                 5,900,000        1,688,875
 Zero %, Due 1/01/23                                 7,400,000        1,609,500
 Zero %, Due 1/01/24                                 7,500,000        1,528,125
 Zero %, Due 1/01/25                                 8,700,000        1,663,875
 Zero %, Due 1/01/26                                 9,000,000        1,608,750
 Zero %, Due 1/01/27                                 9,100,000        1,535,625
 Zero %, Due 1/01/28                                 9,300,000        1,464,750
 Zero %, Due 1/01/29                                10,500,000        1,548,750
 Zero %, Due 1/01/30                                10,800,000        1,498,500
 Zero %, Due 1/01/31                                11,000,000        1,430,000
 Zero %, Due 1/01/32                                11,200,000        1,372,000
 Zero %, Due 1/01/33                                11,500,000        1,322,500
 Zero %, Due 1/01/34                                11,700,000        1,257,750
 Zero %, Due 1/01/35                                12,000,000        1,215,000
 Zero %, Due 1/01/36                                12,200,000        1,159,000
 Zero %, Due 1/01/37                                12,400,000        1,100,500
 Zero %, Due 1/01/38                                17,200,000        1,419,000
Florence County, South Carolina IDR - Stone
 Container Corporation Project, 7.375%,
 Due 2/01/07                                         2,400,000        2,568,000
South Carolina Jobs - EDA Solid Waste Recycling
 Facilities Revenue, 9.00%, Due 12/01/11             1,000,000        1,048,750
South Carolina Jobs - EDA Solid Waste Recycling
 Facilities Revenue - Santee River Rubber Project,
 8.00%, Due 12/01/14                                10,000,000       10,012,500
                                                                     ----------
                                                                     44,856,000
SOUTH DAKOTA 0.3%
Mobridge, South Dakota Health Care Facilities
 Revenue - Mobridge Regional Hospital Project,
 6.50%, Due 12/01/22                                 1,860,000        1,904,175

TENNESSEE 0.3%
Shelby County, Tennessee Health, Educational and
 Housing Facility Board Health Care Facilities
 Revenue - Kirby Pines Retirement Community
 Project, 6.375%, Due 11/15/25                       2,100,000        2,168,250

TEXAS 2.0%
DeSoto, Texas IDA IDR - Wintergreen Commercial
 Partnership Project, 7.00%, Due 1/01/17             3,772,033        3,828,614
Hidalgo County, Texas Health Services Corporation
 Hospital Revenue - Mission Hospital, Inc. Project,
 6.75%, Due 8/15/16                                  3,000,000        3,311,250
Houston, Texas Airport System Special Facilities
 Revenue - Continental Airlines, Inc. Airport
 Improvement Projects, 6.125%, Due 7/15/27           1,450,000        1,484,437
Jefferson County, Texas Health Facilities
 Development Corporation Hospital Revenue -
 Baptist Health Care System Project, 8.30%,
 Due 10/01/14                                        4,630,000        4,809,181
                                                                      ---------
                                                                     13,433,482
VIRGINIA 3.9%
Alexandria, Virginia Redevelopment and Housing
 Authority MFHR Refunding - Park Center
 Apartments Project, 6.375%, Due 4/01/34            14,400,000       14,274,000
Dulles Town Center Community Development
 Authority Special Assessment - Dulles Town
 Center Project, 6.25%, Due 3/01/26                  3,000,000        3,022,500
Hampton, Virginia Redevelopment and Housing
 Authority First Mortgage Revenue Refunding -
 Olde Hampton Project, 6.50%, Due 7/01/16            1,540,000        1,557,325
Loudoun County, Virginia IDA IDR Refunding -
 Dulles Airport Marriott Hotel Project, 7.125%,
 Due 9/01/15                                         5,000,000        5,443,750
Virginia Small Business Financing Authority IDR -
 Albion Enterprises LLC Project, 6.40%,
 Due 1/01/14                                         1,750,000        1,752,188
                                                                      ---------
                                                                     26,049,763
WASHINGTON 0.6%
Washington Housing Finance Commission Single
 Family Program Revenue, Zero %, Due 12/01/25        7,495,000        4,337,731

WEST VIRGINIA 0.2%
Marion County, West Virginia County Commission
 Solid Waste Disposal Facility Revenue - Adirondack
 Recycling Project:
 8.00%, Due 12/01/25                                 1,389,734        1,250,760
 10.00%, Due 12/01/25                                  193,916          174,525
                                                                      ---------
                                                                      1,425,285
WISCONSIN 4.3%
Brookfield, Wisconsin IDR Refunding - Midway
 Motor Lodge Project, 8.40%, Due 4/01/12             5,130,000        5,636,588
Wisconsin Health and EFA Revenue - Aurora
 Medical Group, Inc. Project, 9.00%, Due 11/15/25    2,460,000        2,638,350
Wisconsin Health and EFA Revenue - National
 Regency of New Berlin, Inc. Project:
 7.75%, Due 8/15/15                                  5,000,000        5,600,000
 8.00%, Due 8/15/25                                  6,500,000        7,296,250
Wisconsin Health and EFA Revenue - Richland
 Hospital, Inc. Project, 5.375%, Due 6/01/28         2,500,000        2,509,375
Wisconsin Housing and EDA Home Ownership
 Revenue:
 6.20%, Due 3/01/27 (c)                              3,000,000        3,150,000
 7.10%, Due 9/01/15 (c)                              1,785,000        1,923,337
                                                                      ---------
                                                                     28,753,900
14

-------------------------------------------------------------------------------
===============================================================================
STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal         Value
                                                       Amount          (Note 2)
-------------------------------------------------------------------------------
WYOMING 0.3%
Teton County, Wyoming Hospital District Hospital
 Revenue Refunding and Improvement, 5.80%,
 Due 12/01/17                                    $   1,950,000     $  2,032,875
Wyoming Community Development Authority
 Housing Revenue, 5.85%, Due 6/01/28                    55,000           55,000
                                                                    -----------
                                                                      2,087,875
-------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $645,415,797)                           662,950,462
-------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS 0.1%
IOWA
Iowa Finance Authority Elder Care Facility First
 Mortgage Revenue - Amity Fellowserve-Iowa, Inc.
 Project, 7.00%, Due 10/01/06                          860,000          857,850
-------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS (COST $860,000)                           857,850
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 4.1%
MUNICIPAL MONEY MARKET FUNDS
MULTIPLE STATES
Strong Municipal Money Market Fund (d)              27,300,000       27,300,000
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $27,300,000)                      27,300,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $673,575,797) 103.6%          691,108,312
Other Assets and Liabilities, Net (3.6%)                            (23,832,271)
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $667,276,041
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                    Underlying
                                  Expiration       Face Amount       Unrealized
                                    Date            at Value       Appreciation

Sold:
305 Municipal Bond Futures          3/99           $38,010,625          $63,063


===============================================================================
STRONG MUNICIPAL BOND FUND
===============================================================================
                                                    Shares or
                                                    Principal            Value
                                                      Amount           (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 100.3%
ALABAMA 2.2%
Courtland, Alabama IDB Solid Waste Disposal
 Revenue - Champion International Corporation
 Project:
 5.70%, Due 10/01/28                             $   3,000,000  $     2,970,000
 6.375%, Due 3/01/29                                 3,425,000        3,613,375
Troy, Alabama IDB Solid Waste Revenue - Alabama
 Protein Recycling LLC Project, 7.75%,
 Due 5/01/19                                         2,000,000        2,010,000
                                                                      ---------
                                                                      8,593,375

ALASKA 1.4%
Alaska HFC Capital Appreciation Mortgage
 Revenue, Zero %, Due 12/01/27                       8,500,000        1,445,000
Valdez, Alaska Marine Terminal Revenue
 Refunding - BP Pipelines (Alaska), Inc.
 Project, 5.65%, Due 12/01/28                        4,000,000        4,105,000
                                                                      ---------
                                                                      5,550,000

ARIZONA 1.3%
Arizona Health Facilities Authority Revenue -
 Bethesda Foundation - Bethesda Gardens
 Project, 6.40%, Due 8/15/27                         1,000,000        1,052,500
Phoenix, Arizona IDA Mortgage Revenue
 Refunding - Christian Care Retirement
 Apartments, Inc. Project, 6.25%, Due 1/01/16        3,740,000        3,950,375
                                                                      ---------
                                                                      5,002,875
ARKANSAS 1.3%
Northwest Arkansas Regional Airport Authority
 Airport Revenue, 7.625%, Due 2/01/27                3,000,000        3,521,250
Pulaski County, Arkansas Public Facilities Board
 MFHR - Plantation House and Indian Hills
 Apartments Project, 6.05%, Due 8/01/27              1,500,000        1,554,375
                                                                      ---------
                                                                      5,075,625
CALIFORNIA 1.9%
California Tri-City Housing Finance Agency
SFMR - FNMA and GNMA Collateralized, 6.45%,
 Due 12/01/28                                        1,950,000        2,067,000
Foothill/Eastern Transportation Corridor Agency
 Toll Road Revenue:
 Zero %, Due 1/01/28                                12,060,000        2,607,975
 Zero %, Due 1/01/30                                 4,110,000          801,450
Los Angeles, California MFHR - Earthquake
 Rehabilitation Projects, 5.85%, Due 12/01/27        1,535,000        1,661,638
                                                                      ---------
                                                                      7,138,063
COLORADO 7.5%
Arapahoe County, Colorado E-470 Public Highway
 Authority Capital Improvement Trust Fund
 Highway Revenue, Zero %, Due 8/31/08 (Pre-
 Refunding at $82.9449 on 8/31/05)                   4,500,000        2,868,750
Castle Rock Ranch, Colorado Public Improvements
 Authority Public Facilities Revenue:
 6.25%, Due 12/01/17                                 9,820,000       11,145,700
 6.30%, Due 12/01/07                                 3,115,000        3,566,675
 6.375%, Due 12/01/11                                2,000,000        2,300,000
 6.40%, Due 12/01/08                                 3,310,000        3,810,637
 6.50%, Due 12/01/09                                 3,525,000        4,093,406
Colorado Health Facilities Authority Retirement
Housing Revenue - Liberty Heights Project,
 Zero %, Due 7/15/20                                 2,900,000          917,125
                                                                        -------
                                                                     28,702,293
CONNECTICUT 0.4%
Connecticut Health and EFA Revenue - Edgehill
 Issue, 6.875%, Due 7/01/17                          1,500,000        1,614,375

DELAWARE 0.6%
Delaware EDA Revenue, 6.30%, Due 5/01/22             2,250,000        2,413,125

FLORIDA 1.3%
Broward County, Florida HFA MFHR - Cross Keys
 Apartments Project, 5.75%, Due 10/01/28               500,000          514,375
Broward County, Florida HFA MFHR - Pembroke
 Park Apartments Project, 5.65%, Due 10/01/28        1,300,000        1,330,875
Leon County, Florida EFA Revenue Refunding -
 Southgate Residence Hall Project, 6.75%,
 Due 9/01/28                                         1,000,000        1,022,500
Manatee County, Florida HFA SFMR, 7.45%,
 Due 5/01/27                                           950,000        1,068,750
Pinellas County, Florida EFA Revenue - College
 Harbor Project, 6.50%, Due 12/01/20                 1,020,000        1,095,225
                                                                      ---------
                                                                      5,031,725

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)FEBRUARY 28, 1999 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
STRONG MUNICIPAL BOND FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
GEORGIA 9.2%
Atlanta, Georgia Urban Residential Finance Authority
MFHR - Evergreen Village Estates Project:
 5.875%, Due 5/01/07                             $     820,000  $       866,125
 6.375%, Due 5/01/17                                 1,675,000        1,800,625
 6.50%, Due 5/01/27                                  2,965,000        3,205,906
Colquitt County, Georgia Development Authority
 Revenue - Southern Care Corporation Facility,
 Zero %, Due 12/01/21                                7,270,000        2,035,600
George L. Smith II Georgia World Congress Center
 Authority Revenue Refunding - Domed Stadium
 Project, 5.75%, Due 7/01/15 (b)                     4,000,000        4,185,000
Houston County, Georgia MFHR - Emerald Coast
 Housing II, Inc. Corder Crossing Apartments
 Project, 7.00%, Due 8/01/28                         8,170,000        8,057,663
Richmond County, Georgia Development Authority
 First Mortgage Revenue, Zero %, Due 12/01/21       20,000,000        5,600,000
Washington, Georgia Wilkes Payroll Development
 Authority Subordinated Revenue - Southern Care
 Corporation Facility Project:
 Series A, Zero %, Due 12/01/21                      8,125,000        2,275,000
 Series C, Zero %, Due 12/01/21                     25,595,000        7,166,600
                                                                      ---------
                                                                     35,192,519
IDAHO 0.6%
Idaho Housing Agency SFMR, 6.45%, Due 7/01/27        2,000,000        2,115,000

ILLINOIS 11.3%
Illinois DFA Hospital Revenue - Adventist Health
 System/Sunbelt Obligation, 5.50%, Due 11/15/29      6,000,000        5,790,000
Illinois DFA Retirement Housing Revenue - Regency
 Park at Lincolnwood Project:
 Zero %, Due 7/15/23                                30,000,000        7,875,000
 Zero %, Due 7/15/25                                 7,000,000        1,610,000
Illinois EFA Revenue Refunding - DePaul
 University Project, 5.50%, Due 10/01/19             4,365,000        4,523,231
Illinois Health Facilities Authority Refunding
 Revenue - Lutheran Social Services of Illinois,
 6.125%, Due 8/15/20                                 9,160,000        9,377,550
Kane, Cook and DuPage Counties, Illinois School
 District Number U-46 Capital Appreciation
 School Building:
 Zero %, Due 1/01/11                                 1,800,000        1,030,500
 Zero %, Due 1/01/13                                 2,500,000        1,278,125
Metropolitan  Pier and  Exposition  Authority
 Capital Appreciation - McCormick
 Place Expansion Project, Zero %, Due 6/15/16        1,250,000          523,437
Metropolitan Pier and Exposition  Authority
 Refunding - McCormick Place Expansion Project,
 7.00%, Due 7/01/26                                  1,500,000        1,835,625
Silvis,  Rock Island County,  Illinois Special
 Service Area GO, 5.65%, Due 1/01/18                 1,105,000        1,163,013
Will County, Illinois Exempt Facilities Revenue -
 Mobil Oil Refining Corporation  Project,  6.40%,
 Due 4/01/26                                         5,000,000        5,475,000
Zion, Illinois Park District GO Revenue,  6.50%,
 Due 12/30/17                                        2,485,000        2,578,188
                                                                      ---------
                                                                     43,059,669
INDIANA 5.1%
Indiana Health Facility Financing Authority
 Hospital Revenue - Jackson County Schneck
 Memorial Hospital Project, 7.50%, Due 2/15/22
 (Pre-Refunding at $102 on 2/15/02)                  6,790,000        7,638,750
Petersburg, Indiana PCR Refunding - Indianapolis
 Power & Light Company Project, 5.50%,
 Due 10/01/23                                        4,425,000        4,507,969
St. Joseph County, Indiana Hospital Authority
 Health System Revenue - Madison Center, Inc.
 Project, 5.80%, Due 2/15/24                         7,300,000        7,245,250
                                                                      ---------
                                                                     19,391,969
IOWA 1.4%
Iowa Finance Authority Hospital Facility Refunding
 and Revenue - Jennie Edmundson Memorial
 Hospital Project, 7.65%, Due 11/01/16 (Pre-
 Refunding at $102 on 11/01/01)                      4,850,000        5,450,187

LOUISIANA 4.6%
Iberia Parish, Louisiana IDB IDR - Arcadia Board
 Company, Ltd. Project, 7.50%, Due 8/01/22           2,500,000        2,493,750
New Orleans, Louisiana Regional Transit Authority
Tax-Exempt Lease-Purchase Agreements:
 Lease M98147, 6.125%, Due 5/01/10                  13,736,428       13,839,451
 Lease M98159, 6.125%, Due 5/01/10                   1,292,101        1,301,792
                                                                      ---------
                                                                     17,634,993
MASSACHUSETTS 1.0%
Massachusetts IFA IDR - Welch Foods, Inc., 5.60%,
 Due 12/01/17                                        1,700,000        1,746,750
Massachusetts Municipal Wholesale Electric
 Company Power Supply System Revenue, 4.75%,
 Due 7/01/11                                         2,000,000        2,027,500
                                                                      ---------
                                                                      3,774,250
MICHIGAN 1.4%
Dearborn, Michigan EDC Hospital Revenue
 Refunding - Oakwood Obligated Group, 5.25%,
 Due 8/15/21 (c)                                     2,765,000        2,803,019
Michigan Hospital Finance Authority Hospital
 Revenue Refunding - Pontiac Osteopathic Hospital,
 6.00%, Due 2/01/14                                  2,500,000        2,600,000
                                                                      ---------
                                                                      5,403,019
MINNESOTA 2.2%
Golden Valley, Minnesota Governmental Facilities
 Revenue - Local Government Information Systems
 Association Project, 6.10%, Due 12/01/17            1,125,000        1,140,469
St. Paul, Minnesota Housing and Redevelopment
 Authority Lease Revenue - Community of Peace
 Academy Project, 6.10%, Due 11/01/29                3,570,000        3,570,000
Woodbury, Minnesota IDR Refunding - Harvey
 Vogel Manufacturing Company Project, 5.80%,
 Due 12/01/28                                        3,510,000        3,518,775
                                                                      ---------
                                                                      8,229,244
MISSOURI 1.7%
St. Louis, Missouri Municipal Finance Corporation
 Leasehold Revenue Refunding, 5.85%,
 Due 7/15/09                                         3,600,000        3,789,000
Springfield, Missouri Land Clearance Redevelopment
 Authority Industrial Revenue Refunding -
 University Plaza Project, 6.60%, Due 10/01/11       2,465,000        2,606,737
                                                                      ---------
                                                                      6,395,737
MONTANA 0.4%
Crow Finance Authority Tribal Purpose Revenue,
 5.70%, Due 10/01/27                                 1,500,000        1,541,250

NEW HAMPSHIRE 0.7%
New Hampshire Higher Educational and Health
 Facilities Authority Revenue - Franklin Pierce
 College Issue, 5.30%, Due 10/01/28                  2,500,000        2,493,750

NEW MEXICO 1.2%
Albuquerque, New Mexico Industrial Revenue -
 MCT Industries, Inc. Project, 6.50%, Due 4/01/17    4,330,000        4,660,163
16

-------------------------------------------------------------------------------
================================================================================
STRONG MUNICIPAL BOND FUND (CONTINUED)
================================================================================
                                                      Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
NEW YORK 1.9%
Dutchess County, New York Resource Recovery
 Agency Solid Waste System Revenue, 5.40%,
 Due 1/01/13 (b)                                 $   1,710,000  $     1,769,850
New York Housing Corporation Revenue
 Refunding, 5.00%, Due 11/01/13                      1,000,000        1,008,750
New York, New York GO, 5.875%, Due 3/15/14           1,720,000        1,857,600
New York Urban Development Corporation
 Revenue, 5.50%, Due 4/01/19 (c)                     1,500,000        1,561,875
New York Urban Development Corporation
 Revenue - University Facilities Grants Project,
 5.875%, Due 1/01/21                                 1,045,000        1,141,662
                                                                      ---------
                                                                      7,339,737
NORTH DAKOTA 1.5%
North Dakota Housing Finance Agency - Home
 Mortgage Finance Program, 6.40%, Due 1/01/28        1,335,000        1,421,775
Oakes, North Dakota IDR - Omniquip International,
 Inc. Project, 5.80%, Due 2/01/14                    4,515,000        4,503,713
                                                                      ---------
                                                                      5,925,488
OHIO 4.6%
Medina County, Ohio EDR MFHR - Camelot Place,
 Ltd. Project, 8.375%, Due 10/01/23                  3,800,000        3,904,500
Montgomery  County,  Ohio Health Care  Facilities
 Revenue Refunding - Friendship Village of
 Dayton Project, 6.25%, Due 2/01/22                  1,250,000        1,259,375
Ohio Housing Finance Agency Residential
 Mortgage Revenue, 5.95%, Due 9/01/27                1,950,000        2,035,312
Toledo,  Ohio MFMR - Commodore  Perry
 Apartments Project, 7.00%, Due 12/01/28             7,500,000        7,593,750
Toledo,  Ohio  Multi-Family Housing Mortgage
 GO - Commodore Perry Apartments Project,
 5.45%, Due 12/01/28                                 2,680,000        2,723,550
                                                                      ---------
                                                                     17,516,487
OKLAHOMA 4.0%
Oklahoma County, Oklahoma Finance Authority
 MFHR First Mortgage - Multiple Apartments
 Project, 7.125%, Due 4/01/28                       10,170,000       10,195,425
Oklahoma Ordinance Works Authority PCR
 Refunding - Ralston Purina Company Project,
 6.30%, Due 9/01/15                                  1,500,000        1,633,125
Shawnee, Oklahoma Hospital Authority Revenue -
 MidAmerica HealthCare, Inc., 8.00%, Due 4/01/04     2,265,000        2,345,657
Washington County, Oklahoma Medical Authority
 Revenue - Bartlesville Jane Phillips Episcopal
 Hospital Project, 6.125%, Due 11/01/14              1,000,000        1,032,810
                                                                      ---------
                                                                     15,207,017
OREGON 0.3%
Washington County, Oregon MFHR - Bethany
 Meadows Project, 6.25%, Due 8/01/10                 1,000,000        1,032,500

PENNSYLVANIA 6.6%
Montgomery County, Pennsylvania IDA First
 Mortgage Revenue Refunding - The Meadowood
 Corporation, 6.25%, Due 12/01/17                    1,500,000        1,561,875
Montgomery County, Pennsylvania IDA Retirement
 Community Revenue - ACTS Retirement-Life
 Communities, 5.25%, Due 11/15/28                    8,350,000        8,068,187
Pennsylvania EDA Qualified Residential Rent
 Project Revenue - RSI Properties/Butler LLC
 Project, 8.00%, Due 9/01/27                         2,360,000        2,419,000
Pennsylvania EDA Qualified Residential Rent
 Project Revenue - RSI Properties/Greensburg
 LLC Project, 8.00%, Due 9/01/27                     2,655,000        2,721,375
Philadelphia, Pennsylvania Hospitals and Higher
 EFA Hospital Revenue - Temple University
 Hospital Project, 6.50%, Due 11/15/08               3,900,000        4,397,250
Scranton-Lackawanna, Pennsylvania Health and
 Welfare Authority Hospital Revenue - Marian
 Community Hospital Project, 6.50%, Due 1/15/07      1,500,000        1,591,875
Scranton-Lackawanna, Pennsylvania Health and
Welfare Authority Hospital Revenue - Moses
 Taylor Hospital Project, 6.25%, Due 7/01/20         4,200,000        4,383,750
                                                                      ---------
                                                                     25,143,312
RHODE ISLAND 0.4%
Rhode Island Health and Education Building
 Corporation Hospital Financing Revenue -
 South County Hospital Project, 6.00%,
 Due 11/15/17                                        1,630,000        1,723,725

SOUTH CAROLINA 5.5%
Connector 2000 Association, Inc. Senior Capital
 Appreciation Toll Road Revenue - Greenville,
 South Carolina Southern Connector Project:
 Zero %, Due 1/01/12                                 3,900,000        1,891,500
 Zero %, Due 1/01/14                                 4,560,000        1,960,800
 Zero %, Due 1/01/15                                 1,000,000          403,750
 Zero %, Due 1/01/26                                10,000,000        2,025,000
 Zero %, Due 1/01/32                                12,100,000        1,694,000
Connector 2000 Association, Inc. Senior Current
 Interest Toll Road Revenue - Greenville, South
 Carolina Southern Connector Project, 5.25%,
 Due 1/01/23                                         8,800,000        8,041,000
York County, South Carolina Exempt Facility
 Industrial Revenue - Hoechst Celanese Corporation
 Project, 5.70%, Due 1/01/24                         4,890,000        4,963,350
                                                                      ---------
                                                                     20,979,400
SOUTH DAKOTA 1.8%
Education Loans, Inc. South Dakota Student Loan
 Revenue Subordinated Asset-Backed, 5.60%,
 Due 6/01/20                                         3,000,000        3,026,250
Sisseton-Wahpeton Sioux Tribe of the Lake Traverse
 Reservation GO:
 7.00%, Due 11/01/13                                   850,000          891,438
 7.00%, Due 11/01/23                                 1,290,000        1,312,575
South Dakota EDFA EDR Pooled Loan Program -
 Midstates Printing, Inc. Project, 5.50%,
 Due 4/01/18                                           685,000          668,731
South Dakota HDA Homeownership Mortgage,
 6.40%, Due 5/01/16                                  1,000,000        1,060,000
                                                                      ---------
                                                                      6,958,994
TENNESSEE 0.5%
Shelby County, Tennessee Health, Educational and
 Housing Facilities Board Revenue - Ave Maria
 Assisted Living Project, 5.50%, Due 12/01/31        2,000,000        1,997,500

TEXAS 8.5%
El Paso, Texas Property Finance Authority, Inc.
 SFMR - GNMA Mortgage-Backed, 8.70%,
 Due 12/01/18                                          490,000          526,138
Grape Creek-Pulliam, Texas Independent School
 District Public Facility Corporation School Facility
 Lease Revenue:
 7.00%, Due 5/15/10                                  1,000,000        1,126,250
 7.25%, Due 5/15/21                                  1,300,000        1,452,750

SCHEDULES OF INVESTMENTS IN SECURITIES (continued) FEBRUARY 28,1999 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
STRONG MUNICIPAL BOND FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
Guadalupe-Blanco River Authority Sewage
 and Solid Waste Disposal Facility - E.I. du Pont de
 Nemours and Company Project, 6.40%,
 Due 4/01/26                                     $   4,000,000   $    4,365,000
Lufkin, Texas Health Facilities Development
 Corporation Health System Revenue and
 Refunding - Memorial Health System of East
 Texas Project, 6.875%, Due 2/15/26                  8,095,000        8,874,144
Port Arthur, Texas HFC Mortgage Revenue
 Refunding - FHA Insured Mortgage Loans -
 Port Arthur UDAG Projects, 6.40%, Due 1/01/28       3,565,000        3,778,900
Ranger, Texas Housing Corporation MFMR
 Refunding - FHA Insured Mortgage Loans -
 Ranger Apartments Project, 8.80%, Due 3/01/24       1,160,000        1,342,700
Texas Department of Housing and Community
 Affairs Residential Mortgage Revenue, 5.50%,
 Due 1/01/21 (b)                                     5,115,000        5,159,756
Texas Department of Housing and Community
 Affairs SFMR, 6.00%, Due 9/01/17                    1,310,000        1,382,050
Woodville, Texas HFC MFHR - Dogwood Terrace
 Apartments Project, 7.50%, Due 10/01/29             4,450,000        4,444,437
                                                                      ---------
                                                                     32,452,125
UTAH 1.2%
Eagle Mountain, Utah Special Assessment, 5.90%,
 Due 12/15/07                                        1,455,000        1,457,823
Salt Lake County, Utah College Revenue -
 Westminster College of Salt Lake City Project,
 5.75%, Due 10/01/27                                 1,700,000        1,731,875
Salt Lake County, Utah Housing Authority MFHR -
 Millcreek Pines Apartments Project, 6.80%,
 Due 9/01/17                                         1,390,000        1,436,912
                                                                      ---------
                                                                      4,626,610
VIRGINIA 0.5%
Pocahontas Parkway Association Route 895
 Connector Toll Road Revenue, Zero %,
 Due 8/15/17                                         5,000,000        1,787,500

WASHINGTON 2.1%
Chelan County, Washington Public Utility
 District Number 1 - Chelan Hydro Consolidated
 System Revenue, 5.60%, Due 7/01/32                  1,000,000        1,026,250
Grant County, Washington Public Utility District
 Number 2 - Wanapum Hydroelectric Development
 Second Series Revenue Refunding, 5.375%,
 Due 1/01/16 (b)                                     1,365,000        1,375,238
Spokane, Washington Downtown Foundation
 Parking Revenue - River Park Square Project,
 5.60%, Due 8/01/19                                  3,350,000        3,446,313
Washington EDFA Nonrecourse Revenue - Lindal
 Cedar Homes, Inc. Project, 5.80%, Due 11/01/17      2,175,000        2,232,094
                                                                      ---------
                                                                      8,079,895
WISCONSIN 2.2%
Wisconsin Health and EFA Revenue - Howard
 Young Medical Center, Inc. Project, 5.75%,
 Due 8/15/13                                         1,250,000        1,301,562
Wisconsin Health and EFA Revenue - St. John's
 Home of Milwaukee and Sunrise Care Center, Inc.
 Obligated Group Project, 5.625%, Due 12/15/22       5,450,000        5,429,562
Wisconsin Housing and EDA Home Ownership
 Revenue, 6.20%, Due 3/01/27                         1,480,000        1,554,000
                                                                      ---------
                                                                      8,285,124
-------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $364,994,330)                           383,518,620
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 1.9%
WEEKLY VARIABLE RATE PUT BONDS 1.2%
COLORADO 0.3%
Colorado Health Facilities Authority Refunding
 Revenue - Valley View Hospital Association
 Project, 4.50%, Due 3/03/99                           945,000          945,000

LOUISIANA 0.2%
Louisiana Housing Finance Agency MFHR
 Refunding - The New Orleanian Project, 5.15%,
 Due 3/03/99                                           865,000          865,000

NORTH CAROLINA 0.3%
Cabarrus County, North Carolina Industrial Facilities
 and Pollution Control Financing Authority
 Revenue - Oiles America Corporation Project,
 4.45%, Due 3/03/99                                  1,300,000        1,300,000

TEXAS 0.4%
Harris County, Texas IDC IDR - Chusei USA, Inc.
 Project, 4.70%, Due 3/02/99                         1,400,000        1,400,000
                                                                      ---------
Total Weekly Variable Rate Put Bonds                                  4,510,000

MUNICIPAL FUNDS 0.7%
MULTIPLE STATES
Nuveen Premium Income Municipal Fund                    17,400          263,175
Nuveen Premium Income Municipal Fund 4                  54,400          805,800
Strong Municipal Money Market Fund (d)               1,700,000        1,700,000
                                                                      ---------
Total Municipal Funds                                                 2,768,975
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,265,366)                        7,278,975
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $372,259,696) 102.2%          390,797,595
Other Assets and Liabilities, Net (2.2%)                             (8,616,573)
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $382,181,022
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                      Underlying     Unrealized
                                    Expiration       Face Amount    Appreciation
                                       Date           at Value    (Depreciation)

-------------------------------------------------------------------------------
Sold:
15 Municipal Bonds                     3/99         $1,869,375          $   938
Purchased:
15 U. S. Treasury Bonds                3/99          1,822,031          (30,938)

-------------------------------------------------------------------------------
===============================================================================
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
--------------------------------------------------------------------------------
MUNICIPAL BONDS 86.9%
ALABAMA 4.3%
West Jefferson Amusement and Public Park
 Authority First Mortgage Revenue - Visionland
 Alabama Project, 5.875%, Due 2/01/06            $   6,510,000  $     6,526,275

ARIZONA 0.6%
Winslow, Arizona IDA Hospital Revenue - Winslow
 Memorial Hospital Project, 4.95%, Due 6/01/03         845,000          847,112

CALIFORNIA 0.1%
Los Angeles, California Regional Airports
 Improvement Corporation Lease Revenue
 Facilities - Continental Airlines, Inc. Project,
 9.25%, Due 8/01/24                                     85,000          101,044

COLORADO 1.3%
Black Hawk, Colorado Business Improvement
 District Special Assessment Special Improvement
 District Number 1997-1, 6.00%, Due 12/01/09         1,470,000        1,473,675
Colorado Health Facilities Authority Hospital
 Revenue - Steamboat Springs Health Care
 Association Project:
 4.80%, Due 9/15/01                                    245,000          246,225
 4.90%, Due 9/15/02                                    230,000          231,438
                                                                        -------
                                                                      1,951,338
CONNECTICUT 0.8%
Connecticut Health and EFA Revenue - New
 Opportunities for Waterbury, Inc. Project, 6.75%,
 Due 7/01/13                                         1,205,000        1,223,075

FLORIDA 5.9%
Arbor Greene Community Development
 District Special Assessment Revenue, 7.00%,
 Due 5/01/03                                           450,000          464,063
Broward County, Florida IDR - Beverly Enterprises-
 Florida, Inc. Project, 9.80%, Due 11/01/10          1,000,000        1,088,750
Grand Haven Community Development District
 Special Assessment Revenue, 6.30%, Due 5/01/02      2,800,000        2,866,500
Leon County, Florida IDR - Beverly Enterprises-
 Florida, Inc. Project, 9.80%, Due 6/01/11             860,000          927,725
Orlando and Orange County, Florida Expressway
 Authority Expressway Revenue Refunding, 5.95%,
 Due 7/01/23                                            10,000           10,237
Tarpon Springs, Florida Health Facilities Authority
 Hospital Revenue Refunding - Tarpon Springs
 Hospital Foundation Project, 8.75%, Due 5/01/12     3,420,000        3,497,292
                                                                      ---------
                                                                      8,854,567
GEORGIA 0.7%
Atlanta, Georgia Special Purpose Facilities
 Revenue - Delta Air Lines Project, 7.90%,
 Due 12/01/18                                          950,000          991,591

HAWAII 0.0%
Hawaii Department of Transportation Special
 Facility Revenue - Continental Airlines, Inc.
 Project, 9.60%, Due 6/01/08                            50,000           53,750

IDAHO 0.0%
Idaho Student Loan Fund Marketing Association,
 Inc. Student Loan Revenue, 5.10%, Due 10/01/02         10,000            9,987

ILLINOIS 9.8%
Carol Stream, Illinois First Mortgage Revenue -
 Windsor Park Manor Project, 6.25%, Due 12/01/01       250,000          257,500
Chicago, Illinois O'Hare International Airport
 Special Facilities Revenue - American Airlines,
 Inc. Project, 7.875%, Due 11/01/25                    165,000          177,375
Chicago, Illinois O'Hare International Airport
 Special Facilities Revenue - United Air Lines, Inc.
 Project:
 8.40%, Due 5/01/18                                  2,690,000        2,786,248
 8.95%, Due 5/01/18                                  1,800,000        1,975,500
Granite City, Illinois Hospital Revenue Refunding -
 St. Elizabeth Medical Center Project, 8.125%,
  Due 6/01/08                                          915,000          933,300
Illinois DFA Industrial  Revenue Refunding - Great
 Plains Hotel Corporation of Illinois Project, 7.50%,
 Due 4/01/16                                           270,000          270,848
Illinois DFA MFHR - Town and Garden Apartments
 Project, 7.20%, Due 9/01/08                         2,250,000        2,393,437
Illinois Health  Facilities  Authority Revenue
 Refunding - Bohemian-Tabor Hills Project,
 5.90%, Due 11/15/21                                 1,700,000        1,702,125
Illinois Health  Facilities  Authority  Revenue
 Refunding - Lifelink Corporation Obligated
 Group, 5.95%, Due 2/15/21                           2,000,000        2,000,460
Sauk Village, Illinois GO, 6.25%, Due 12/01/10       2,300,000        2,291,375
                                                                      ---------
                                                                     14,788,168
INDIANA 4.2%
Anderson, Indiana EDR Refunding and
 Improvement - Anderson University Project,
 5.05%, Due 10/01/03                                 3,265,000        3,248,675
Indiana Health Facility Financing Authority
 Revenue - Hamilton Communities, Inc. Project,
 6.00%, Due 1/01/10                                  2,800,000        2,810,500
Indianapolis, Indiana EDR MFHR - Post Pointe
 Apartments Project, 8.20%, Due 3/01/01                210,000          212,888
                                                                        -------
                                                                      6,272,063
IOWA 4.4%
Asbury, Iowa Elderly Care and Retirement Facilities
 Revenue - Stonehill Project, 5.00%, Due 9/01/03     4,000,000        4,003,800
Harlan, Iowa Revenue - American Baptist Homes of
 the Midwest - Baptist Memorial Home Project,
 5.875%, Due 5/15/23                                   920,000          921,150
Ottumwa, Iowa Hospital Facility Revenue Refunding
 and Improvement - Ottumwa Regional Health
 Center, Inc. Project, 6.00%, Due 10/01/18              25,000           25,875
Ottumwa, Iowa Revenue Refunding - Regional
 Retirement Living Project, 5.90%, Due 2/15/24       1,740,000        1,742,419
                                                                      ---------
                                                                      6,693,244
KANSAS 1.8%
Lawrence, Kansas CDR Refunding - Holiday Inn
 Project, 7.00%, Due 7/01/00                           190,000          193,800
Manhattan, Kansas CDR Refunding - Holiday Inn
 Project, 7.00%, Due 7/01/00                           190,000          193,800
Topeka, Kansas IDR Refunding - Reser's Fine Foods,
 Inc. Project:
 4.75%, Due 4/01/00                                    100,000          100,309
 5.00%, Due 4/01/01                                    300,000          300,000
 5.20%, Due 4/01/03                                    300,000          300,375
 5.30%, Due 4/01/04                                    300,000          300,375
Wathena, Kansas IDR - Skyjack Equipment, Inc.
 Project:
 5.00%, Due 5/01/01                                     85,000           85,212
 5.15%, Due 5/01/02                                    390,000          391,462
 5.25%, Due 5/01/03                                    130,000          130,487
 5.40%, Due 5/01/04                                    345,000          347,156
 5.50%, Due 5/01/05                                    335,000          337,094
                                                                        -------
                                                                      2,680,070

                                                                             19
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)FEBRUARY 28, 1999 (UNAUDITED
-------------------------------------------------------------------------------
===============================================================================
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
LOUISIANA 3.2%
Hodge, Louisiana Utility Revenue - Stone Container
 Corporation Project, 9.00%, Due 3/01/10           $   100,000      $   105,377
Louisiana Public Facilities Authority Revenue -
 Progressive Healthcare Providers Project, 5.75%,
 Due 10/01/03                                        1,390,000        1,386,525
West Feliciana Parish, Louisiana PCR - Gulf States
 Utilities Company III Project, 7.70%, Due 12/01/14  3,000,000        3,307,500
                                                                      ---------
                                                                      4,799,402
MAINE 1.4%
Maine Finance Authority Solid Waste Disposal
 Revenue - Boise Cascade Corporation Project,
 7.90%, Due 6/01/15                                  2,000,000        2,112,500

MARYLAND 0.8%
Baltimore County, Maryland IDR - Barre-National,
 Inc. Equipment Project, 6.875%, Due 7/01/09         1,200,000        1,084,500
Howard County, Maryland IDR Refunding -
 Keebler Company Project, 5.95%, Due 3/01/00            65,000           65,686
                                                                      ---------
                                                                      1,150,186
MASSACHUSETTS 4.0%
Massachusetts Health and EFA Revenue - Saints
 Memorial Medical Center Project, 5.50%,
 Due 10/01/02                                        3,500,000        3,535,000
Massachusetts Industrial Finance Agency Health
 Care Facility Revenue - Metro Health Foundation
 of Massachusetts, Inc. Project, 6.25%,
 Due 12/01/03                                        1,720,000        1,737,200
Massachusetts Industrial Finance Agency Revenue -
 Institute for Developmental Disabilities Project,
 9.25%, Due 6/01/09                                    765,000          782,587
                                                                        -------
                                                                      6,054,787
MINNESOTA 3.1%
Burnsville, Minnesota CDR Refunding - Holiday Inn
 Project, 5.875%, Due 4/01/08                        1,430,000        1,453,238
Maplewood, Minnesota Health Care Facility
 Revenue - HealthEast Project:
 5.70%, Due 11/15/02                                 1,000,000        1,001,250
 5.80%, Due 11/15/03                                 1,000,000        1,001,250
St. Paul, Minnesota Housing and Redevelopment
 Authority Hospital Revenue - HealthEast Project:
 4.60%, Due 11/01/00                                   500,000          493,125
 4.75%, Due 11/01/01                                   750,000          733,125
                                                                        -------
                                                                      4,681,988
MISSOURI 1.5%
Columbia, Missouri IDR - American Air Filter
 Company, Inc. Project, 7.45%, Due 7/01/04           1,280,000        1,285,274
Saline County, Missouri IDA Health Facilities
 Revenue - John Fitzgibbon Memorial Hospital,
 Inc. Project, 5.75%, Due 12/01/03                   1,010,000        1,010,000
                                                                      ---------
                                                                      2,295,274
MONTANA 0.2%
Crow Finance Authority Tribal Purpose Revenue,
 4.75%, Due 10/01/00                                   290,000          295,800

NEBRASKA 0.2%
Scottsbluff, Nebraska CDR - WSL-RBJ, A Minnesota
 Limited Partnership Project, 8.75%, Due 11/01/06      300,000          300,156

NEW MEXICO 2.6%
Chaves County, New Mexico Hospital Revenue -
 Eastern New Mexico Medical Center Project,
 7.25%, Due 12/01/10 (Pre-Refunding at $102
 on 12/01/02)                                    $   1,810,000  $     2,027,200
Santa Fe County, New Mexico Project Revenue - El
 Castillo Retirement Residences Project, 5.80%,
 Due 5/15/18                                         1,835,000        1,837,294
                                                                      ---------
                                                                      3,864,494
NEW YORK 6.6%
Monroe County, New York IDR Agency - Empire
 Sports Project, 6.50%, Due 3/01/08                  1,105,000        1,134,006
New York Energy Research and Development
 Authority PCR - Long Island Lighting Company
 Project, 5.15%, Due 3/01/16 (b)                     2,000,000        2,000,040
Rockland County, New York IDR Agency Civic
 Facility - Dominican College Project, 5.50%,
 Due 5/01/02                                           740,000          740,000
Tompkins County, New York IDR Agency Life Care
 Community - Kendal at Ithaca, Inc. Project:
 7.25%, Due 6/01/03                                     90,000           91,641
 7.625%, Due 6/01/09                                   445,000          452,672
United Nations Development Corporation Revenue
Refunding:
 Series B, 5.60%, Due 7/01/26                        2,500,000        2,508,525
 Series C, 5.60%, Due 7/01/26                        3,000,000        3,010,230
                                                                      ---------
                                                                      9,937,114
NORTH CAROLINA 0.9%
Fletcher, North Carolina First Mortgage Housing
 Revenue - Avery's View Retirement Facilities, Inc.
 Project, 8.00%, Due 3/01/10                         1,000,000        1,046,920
North Carolina Medical Care Commission Health
 Care Facilities First Mortgage Revenue - DePaul
 Community Facilities Project, 5.75%, Due 1/01/03      270,000          271,013
                                                                        -------
                                                                      1,317,933
OHIO 6.3%
Cleveland, Ohio Airport Special Revenue Refunding -
 Continental Airlines, Inc. Project, 5.25%,
 Due 12/01/02 (b)                                    6,475,000        6,458,813
Cuyahoga County, Ohio MFHR - The Park Lane
 Apartments Project, 7.70%, Due 7/01/02                270,000          274,387
Ohio Water Development Authority Solid Waste
 Disposal Revenue - Bay Shore Power Project,
 5.375%, Due 9/01/02                                 2,800,000        2,807,000
                                                                      ---------
                                                                      9,540,200
OKLAHOMA 0.6%
Leflore County, Oklahoma Hospital Authority
 Hospital Revenue:
 4.90%, 6/01/00                                        185,000          185,462
 5.05%, 6/01/01                                        205,000          205,513
 5.25%, 6/01/02                                        235,000          235,881
 5.45%, 6/01/03                                        260,000          261,300
                                                                        -------
                                                                        888,156
PENNSYLVANIA 4.4%
Bucks County, Pennsylvania IDA CDR - Attleboro
 Associates, Ltd. Nursing Facility Project, 8.00%,
 Due 12/01/05                                        1,275,000        1,431,188
Dauphin County, Pennsylvania Subordinated Office
 and Parking Revenue - River Front Office Center
 Project, 5.35%, Due 1/01/02                           820,000          818,975
Harrisburg, Pennsylvania Authority Office and
 Parking Revenue, 5.25%, Due 5/01/02                 1,030,000        1,032,575
Luzerne County, Pennsylvania IDA IDR, 6.25%,
 Due 3/15/08                                           900,000          902,214

20
-------------------------------------------------------------------------------
===============================================================================
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
Pennsylvania EDFA Qualified Residential Rent
 Project Revenue - RSI Properties/Butler LLC
 Project, 7.00%, Due 9/01/02                       $   300,000    $     303,000
Pennsylvania EDFA Qualified Residential Rent
 Project Revenue - RSI Properties/Greensburg
 LLC Project, 7.00%, Due 9/01/02                       300,000          303,000
Westmoreland County, Pennsylvania IDA Health
 Care Facilities Revenue Refunding - Redstone
 Presbyterian Senior Care Obligated Group Project,
 5.90%, Due 11/15/21                                 1,915,000        1,905,425
                                                                      ---------
                                                                      6,696,377
SOUTH DAKOTA 0.6%
Lincoln County, South Dakota Revenue - American
 Baptist Homes of the Midwest-Trail Ridge
 Project, 5.875%, Due 11/15/21                         945,000          946,181

TEXAS 4.7%
Alliance Airport Authority, Inc. Texas Special
 Facilities Revenue - American Airlines, Inc.
 Project, 7.50%, Due 12/01/29                        3,000,000        3,206,250
DeSoto, Texas IDA IDR - Wintergreen Commercial
 Partnership Project, 7.00%, Due 1/01/17             1,419,047        1,440,333
Jefferson County, Texas Health Facilities
 Development Corporation Hospital Revenue -
 Baptist Health Care System Project, 8.875%,
 Due 6/01/21                                         2,350,000        2,418,549
                                                                      ---------
                                                                      7,065,132
VIRGINIA 1.0%
Hampton, Virginia Redevelopment and Housing
 Authority First Mortgage Revenue Refunding -
 Olde Hampton Project, 6.00%, Due 7/01/03            1,210,000        1,216,050
Virginia Small Business Financing Authority IDR -
 Albion Enterprises LLC Project, 6.00%,
 Due 1/01/02                                           250,000          250,312
                                                                        -------
                                                                      1,466,362
WEST VIRGINIA 0.0%
Harrison County, West Virginia CDR Refunding -
 Kmart Corporation Project, 7.625%, Due 12/01/14        80,000           86,500

WISCONSIN 9.3%
Glendale, Wisconsin Community Development
 Authority Lease Revenue:
 5.50%, Due 9/01/17                                  3,000,000        3,007,500
 5.50%, Due 9/01/19                                  1,500,000        1,503,750
Madison, Wisconsin IDR - McCaughey Development
 Association Project, 5.875%, Due 4/01/10            1,080,000        1,078,650
Wisconsin Health and EFA Revenue - Attic Angel
 Obligation Group Project, 6.00%, Due 11/15/28       1,490,000        1,493,725
Wisconsin Health and EFA Revenue - Beaver Dam
 Community Hospital, Inc. Project, 5.70%,
 Due 8/15/18                                         2,000,000        2,000,000
Wisconsin Health and EFA Revenue - Linden
 Grove, Inc. Project, 6.15%, Due 11/01/19              405,000          405,478
Wisconsin Health and EFA Revenue - Lutheran
 Home for the Aging Project, 7.00%, Due 9/01/25         30,000           31,163
Wisconsin Health and EFA Revenue - Oakwood
 Project, 5.90%, Due 8/15/28                         3,565,000        3,551,631
Wisconsin Health and EFA Revenue - Oconomowoc
 Memorial Hospital, Inc. Project, 6.20%,
 Due 7/01/12                                           950,000          963,062
                                                                        -------
                                                                     14,034,959
WYOMING 1.6%
Sweetwater County, Wyoming Solid Waste Disposal
 Revenue - FMC Corporation Project, 7.00%,
 Due 6/01/24                                         1,000,000        1,096,250
Teton County, Wyoming Hospital District Hospital
 Revenue Refunding and Improvement, 4.85%,
 Due 12/01/02                                        1,265,000        1,266,581
                                                                      ---------
                                                                      2,362,831
-------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $130,505,279)                           130,888,616
-------------------------------------------------------------------------------
VARIABLE RATE PUT BONDS 6.6%
ARIZONA 2.0%
Maricopa County, Arizona IDA IDR - Borden, Inc.
 Project, 4.39%, Due 10/01/12 (Putable at $100 and
 Rate Reset Effective 10/01/00)                      3,000,000        2,962,500

FLORIDA  1.3%
St. John's County, Florida IDA IDR Refunding -
 Vicar's Landing Project, 5.125%, Due 2/15/17        2,000,000        1,997,500

NEW JERSEY 2.0%
New Jersey EDA Senior Mortgage Revenue Refunding
 EXTRAS - Arbor Glen of Bridgewater Project,
 5.375%, Due 5/15/32                                 3,000,000        3,007,500

TEXAS 1.3%
Abilene, Texas Health Facilities Development
 Corporation - Sears Methodist Retirement System
 Obligated Group Project EXTRAS, 5.25%,
 Due 11/15/28 (Putable at $100 and Rate Reset
 Effective 11/15/03)                                 2,025,000        2,022,469
-------------------------------------------------------------------------------
TOTAL VARIABLE RATE PUT BONDS (COST $9,967,000)                       9,989,969
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 10.8%
MUNICIPAL BONDS 0.9%
KANSAS 0.4%
Lawrence, Kansas CDR Refunding - Holiday Inn
 Project, 7.00%, Due 7/01/99                           180,000          181,719
Manhattan, Kansas CDR Refunding - Holiday Inn
 Project, 7.00%, Due 7/01/99                           180,000          181,719
Topeka, Kansas IDR Refunding - Reser's Fine
 Foods, Inc. Project, 4.50%, Due 4/01/99               175,000          175,058
                                                                        -------
                                                                        538,496
MARYLAND 0.0%
Howard County, Maryland IDR Refunding - Keebler
 Company Project, 5.70%, Due 3/01/99                    50,000           50,000

MINNESOTA 0.5%
St. Paul, Minnesota Housing and Redevelopment
 Authority Hospital Revenue - HealthEast Project,
 4.50%, Due 11/01/99                                   725,000          721,694
                                                                        -------
Total Municipal Bonds                                                 1,310,190

WEEKLY VARIABLE RATE PUT BONDS 2.3%
WASHINGTON
Pierce County, Washington EDC Pooled Bond
 Program Industrial Revenue - Northwest
 Banking Project, 3.00%, Due 3/02/99                 3,400,000        3,400,000

DAILY VARIABLE RATE PUT BONDS 4.1%
MICHIGAN 1.0%
Wayne County, Michigan Airport Revenue -
 Floating Rate Receipts, Series SSP-24, 3.40%,
 Due 3/03/99                                         1,500,000        1,500,000

Nevada 1.0%
 Clark County, Nevada IDR - Nevada Cogeneration
 Association 2 Project, 3.40%, Due 3/05/99           1,600,000        1,600,000

                                                                             21
SCHEDULES OF INVESTMENTS IN SECURITIES (continued) FEBRUARY 28,1999 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
MULTIPLE STATES 2.1%
Puttable Floating Option Tax-Exempt Receipts,
 Series PPT-4, 3.10%, Due 3/03/99                $   3,120,000     $  3,120,000
                                                                   ------------
Total Daily Variable Rate Put Bonds                                   6,220,000

MUNICIPAL MONEY MARKET FUNDS 3.5%
MULTIPLE STATES
Strong Municipal Money Market Fund (d)               5,350,000        5,350,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $16,278,462)                      16,280,190
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $156,750,741) 104.3%          157,158,775
Other Assets and Liabilities, Net (4.3%)                             (6,525,785)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $150,632,990
===============================================================================
===============================================================================
STRONG SHORT-TERM MUNICIPAL BOND FUND
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 81.1%
ALABAMA 1.3%
Bessemer, Alabama IDB IDR - Berman Brothers
 Project, 7.65%, Due 9/01/00                     $     505,000   $      507,525
Birmingham, Alabama Airport Authority Airport
 Revenue Refunding, 5.25%, Due 7/01/03 (b)           3,070,000        3,219,663
                                                                      ---------
                                                                      3,727,188
ARIZONA 0.3%
Maricopa County, Arizona IDA MFHR - Mercy Bond
 Properties Arizonia I-A, 5.20%, Due 1/01/04           855,000          883,856

CALIFORNIA 1.3%
California Health Facilities Financing Authority
 Hospital Revenue - Downey Community Hospital
 Project, 4.90%, Due 5/15/00                         2,325,000        2,365,687
Intermodal Container Transfer Facility Joint Powers
 Authority Refunding Revenue, 7.70%,
 Due 11/01/14                                        1,500,000        1,535,490
                                                                      ---------
                                                                      3,901,177
COLORADO 3.2%
Arapahoe County, Colorado E-470 Public Highway
 Authority Capital Improvement Trust Fund
 Highway Revenue, Zero %, Due 8/31/03                  500,000          420,625
Castle Rock Ranch, Colorado Public Improvements
 Authority Public Facilities Revenue:
 5.70%, Due 12/01/06                                 1,000,000        1,098,750
 5.90%, Due 12/01/03                                 1,475,000        1,591,156
 6.10%, Due 12/01/05                                 2,780,000        3,089,275
Eaglebend, Colorado Affordable Housing Corporation
 MFHR Refunding Project, 5.45%, Due 7/01/02            980,000          995,925
Mesa County, Colorado IDR Refunding - Joy
 Technologies, Inc. Project, 8.50%, Due 9/15/06      1,020,000        1,120,725
Miners Mesa, Colorado Commercial Metropolitan
 District GO, 6.75%, Due 12/01/02                      685,000          685,747
Moffat County, Colorado PCR Refunding - Tri-State
 Generation Project, 5.50%, Due 11/01/02               575,000          610,219
                                                                        -------
                                                                      9,612,422
CONNECTICUT 0.5%
Connecticut IDA - The Olympic Hotel Corporation
 Project, 6.95%, Due 8/01/03                         1,331,351        1,347,994

DISTRICT OF COLUMBIA 1.1%
District of Columbia Hospital Revenue Refunding -
 Medlantic Healthcare Group, Inc. Project, 6.50%,
 Due 8/15/02                                         2,925,000        3,177,281

FLORIDA 3.6%
Capital Projects Finance Authority Solid
 Waste Disposal Revenue Loan, 7.50%,
 Due 11/01/18                                        3,000,000        3,000,000
Duval County, Florida School District GO
 Refunding, 6.00%, Due 8/01/03                       1,000,000        1,083,750
Florida Housing Finance Agency MFMR -
 Hammocks Place Project, 6.25%, Due 12/01/06         2,000,000        2,087,500
Miami Beach, Florida Redevelopment Agency
 Incremental Tax Revenue, 9.125%, Due 12/01/04       3,910,000        4,516,050
                                                                      ---------
                                                                     10,687,300
GEORGIA 2.2%
Athens-Clarke County, Georgia Residential Care
 Facilities for the Elderly Authority Revenue - Wesley
 Woods of Athens, Inc. Project, 5.30%,
 Due 10/01/01                                        1,000,000        1,007,500
George L. Smith II Georgia World Congress Center
 Authority Revenue Refunding - Domed Stadium
 Project, 7.875%, Due 7/01/20                        5,225,000        5,623,406
                                                                      ---------
                                                                      6,630,906
GUAM 4.6%
Guam Airport Authority General Revenue:
 6.00%, Due 10/01/00                                 2,300,000        2,369,000
 6.40%, Due 10/01/05                                 7,045,000        7,705,469
Guam Government GO, 5.70%, Due 9/01/03               3,630,000        3,662,743
                                                                      ---------
                                                                     13,737,212
ILLINOIS 1.7%
Illinois EFA Revenue - Lewis University Project,
 5.30%, Due 10/01/04                                 1,390,000        1,436,912
Illinois Health Facilities Authority Revenue -
 Covenant Retirement Communities Project, 7.60%,
 Due 12/01/12                                          750,000          839,062
Naperville, DuPage County and Will County, Illinois
 EDR Refunding - Illinois Hospital and Health
 Systems Association Project, 5.70%, Due 5/01/04     2,650,000        2,772,563
                                                                      ---------
                                                                      5,048,537
IOWA 0.4%
Iowa Finance Authority Mortgage Revenue
 Refunding - Friendship Village Project, 4.95%,
 Due 11/01/00                                        1,270,000        1,285,875

KENTUCKY 3.0%
Mount Sterling, Kentucky League of Cities Funding
 Trust Lease Program Revenue, 5.625%,
 Due 3/01/03                                         3,250,000        3,440,937
Pendleton County, Kentucky Multi-County Lease
 Revenue - Kentucky Association of Counties
 Leasing Trust Program, 6.50%, Due 3/01/19           5,000,000        5,406,250
                                                                      ---------
                                                                      8,847,187
LOUISIANA 0.1%
 Louisiana Public Facilities Authority Student Loan
 Revenue, 6.75%, Due 9/01/06                           410,000          435,625

MAINE 2.1%
Maine Educational Loan Marketing Corporation
Student Loan Revenue Refunding, 6.90%,
 Due 11/01/03                                        2,490,000        2,630,063
Maine Finance Authority Electric Rate Stabilization
 Revenue Refunding - Penobscot Energy Recovery
 Company LP Project, 5.20%, Due 7/01/18              3,625,000        3,656,719
                                                                      ---------
                                                                      6,286,782
22
--------------------------------------------------------------------------------
===============================================================================
STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
MARYLAND 1.7%
Baltimore, Maryland Refunding COP - Board of
 Education Administrative Headquarters/Municipal
 Capital Projects:
 4.55%, Due 4/01/01 (b)                          $   1,000,000  $     1,015,000
 4.65%, Due 4/01/02 (b)                              1,975,000        2,016,969
 4.75%, Due 4/01/03 (b)                              2,065,000        2,121,787
                                                                      ---------
                                                                      5,153,756
MASSACHUSETTS 3.6%
Massachusetts Education Loan Authority Education
 Loan Revenue, 7.45%, Due 1/01/02                    1,165,000        1,197,166
Massachusetts Industrial Finance Agency Revenue
 Refunding - Beloit Corporation Project, 7.60%,
 Due 12/01/11                                        1,000,000        1,091,250
Massachusetts Industrial Finance Agency Revenue
 Refunding - Emerson College Issue, 8.50%,
 Due 1/01/03                                         3,200,000        3,548,000
Massachusetts Industrial Finance Agency Water
 Treatment Revenue - Massachusetts-American
 Hingham Project, 6.25%, Due 12/01/10                4,450,000        4,844,937
                                                                      ---------
                                                                     10,681,353
MICHIGAN 1.4%
Flint, Michigan Hospital Building Authority Revenue
 Refunding - Hurley Medical Center Project:
 5.75%, Due 7/01/03                                  2,355,000        2,469,806
 6.00%, Due 7/01/04                                  1,005,000        1,070,325
 6.00%, Due 7/01/05                                    510,000          545,700
                                                                        -------
                                                                      4,085,831
MINNESOTA 2.7%
St. Paul, Minnesota Housing and Redevelopment
 Authority Hospital Facility Revenue - HealthEast
 Project, 6.625%, Due 11/01/17                       7,845,000        8,129,381

MISSISSIPPI 1.6%
Mississippi Higher Education Assistance Corporation
 Student Loan Revenue:
 5.60%, Due 9/01/04                                  2,505,000        2,617,725
 5.80%, Due 9/01/06                                  2,050,000        2,139,687
                                                                      ---------
                                                                      4,757,412
Missouri 0.6%
Springfield, Missouri Land Clearance Redevelopment
 Authority Industrial Revenue Refunding -
 University Plaza Project, 6.30%, Due 10/01/06       1,790,000        1,899,638

NEW JERSEY 0.4%
New Jersey Health Care Facilities Finance Authority
 Revenue - Southern Ocean County Hospital Project,
 5.75%, Due 7/01/01                                  1,100,000        1,135,750

NEW YORK 2.7%
Albany, New York Housing Authority - Tax Credit-
 Lark Drive Association Project, 5.25%,
 Due 6/01/01                                         3,300,000        3,337,125
New Rochelle, New York Municipal Housing
 Authority Mortgage Revenue, 4.70%,
 Due 12/01/03                                        1,610,000        1,630,125
New York Environmental Facilities Corporation
 State Water Revolving Fund PCR - Pilgrim State
 Sewage Treatment Project, 5.625%, Due 3/15/04       1,200,000        1,290,000
New York, New York GO, 5.875%, Due 8/01/03           1,500,000        1,618,125
                                                                      ---------
                                                                      7,875,375
NORTH CAROLINA 1.2%
North Carolina Housing Finance Agency Home
 Ownership Revenue, 4.55%, Due 1/01/24 (b)           3,605,000        3,605,000

OHIO 4.5%
Akron, Ohio COP - Akron Municipal Baseball
 Stadium Project:
 Zero %, Due 12/01/01                                1,000,000          895,000
 Zero %, Due 12/01/02                                1,240,000        1,116,000
Cleveland, Ohio City School District Energy
 Conservation Improvement GO:
 6.53%, Due 3/15/00                                    650,000          668,804
 6.53%, Due 9/15/00                                    670,000          699,313
 6.53%, Due 3/15/01                                    690,000          727,087
 6.53%, Due 9/15/01                                    715,000          760,352
 6.53%, Due 3/15/02                                    740,000          786,738
 6.53%, Due 9/15/02                                    760,000          808,002
 6.53%, Due 3/15/03                                    785,000          834,581
 6.53%, Due 9/15/03                                    815,000          866,475
 6.53%, Due 3/15/04                                    840,000          892,584
 6.53%, Due 9/15/04                                    865,000          919,149
Cuyahoga County, Ohio IDR Refunding - Joy
 Technologies, Inc. Project, 8.75%, Due 9/15/07      1,000,000        1,105,000
Montgomery County, Ohio Health Care Facilities
 Revenue Refunding - Friendship Village of Dayton
 Project, 5.15%, Due 2/01/22
 (Putable at $100 on 2/01/03)                        2,025,000        2,026,499
Wood County, Ohio IDR - Abbey Etna Machine
 Company Project, 7.625%, Due 7/01/01                  285,000          294,619
                                                                        -------
                                                                     13,400,203
OREGON 1.4%
Hillsboro, Oregon Hospital Facility Authority
 Revenue and Advance Refunding - Tuality
 Healthcare Project, 4.80%, Due 10/01/00             3,940,000        4,013,875

PENNSYLVANIA 15.4%
Delaware County, Pennsylvania Authority Health
 Facilities Revenue - Mercy Health Corporation of
 Southeastern Pennsylvania Obligated Group,
 6.00%, Due 11/15/07 (Pre-Refunding at $100
 on 11/15/05)                                        5,575,000        6,118,562
Horizon Hospital System Authority Hospital
 Revenue, 5.40%, Due 5/15/01                         1,680,000        1,726,200
Montgomery County, Pennsylvania IDA First
 Mortgage Revenue - Pennsylvania Nursing and
 Rehabilitation Center Project, 7.625%,
 Due 7/01/18                                         4,700,000        5,604,750
Pennsylvania Housing Finance Agency SFMR:
 6.875%, Due 10/01/24                                9,000,000        9,630,000
 7.50%, Due 10/01/25                                 8,350,000        8,965,813
Sharon, Pennsylvania Regional Health Systems
 Authority Hospital Refunding Revenue - Sharon
 Regional Health Systems Project:
 6.40%, Due 12/01/00                                   705,000          742,013
 6.50%, Due 12/01/01                                   255,000          275,081
 6.60%, Due 12/01/02                                   800,000          882,000
Southern Chester County, Pennsylvania Health and
Higher Education Authority Mortgage Revenue -
 Jenner's Pond Retirement Community Project:
 Series 1998, 5.15%, Due 11/01/03                    7,500,000        7,434,375
 Series 1999, 5.15%, Due 11/01/03                    4,500,000        4,460,625
                                                                      ---------
                                                                     45,839,419
SOUTH CAROLINA 1.6%
Aiken County, South Carolina IDR Refunding - Beloit
 Corporation Project, 7.60%, Due 12/01/11            1,500,000        1,636,875
Charleston County, South Carolina First Mortgage
 Health Facilities Revenue - The Episcopal Church
 Home Project, 5.40%, Due 4/01/04                    3,020,000        3,042,650
                                                                      ---------
                                                                      4,679,525

SCHEDULES OF INVESTMENTS IN SECURITIES (continued) FEBRUARY 28,1999(UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
SOUTH DAKOTA 0.5%
South Dakota EDFA EDR Refunding - Pooled Loan
 Program - Technical Ordinance Project, 5.75%,
 Due 4/01/07                                     $   1,500,000  $     1,606,875

TENNESSEE 3.1%
Tennessee Housing Development Agency
 Homeownership Program Revenue:
 Zero %, Due 7/01/05                                 1,585,000        1,176,862
 7.375%, Due 7/01/23                                 7,665,000        8,029,088
                                                                      ---------
                                                                      9,205,950
TEXAS 8.6%
Brazos, Texas Higher Education Authority, Inc.
 Student Loan Revenue Refunding, 5.95%,
 Due 6/01/02                                         3,040,000        3,184,400
Falcons Lair Utility and Reclamation District COP,
 7.10%, Due 10/15/03                                 5,855,000        5,942,825
Farmers Branch, Texas IDC IDR -
 Thermalloy, Inc. Project:
 Series A, 5.735%, Due 4/24/00                         215,000          215,537
 Series B, 5.735%, Due 4/24/00                         215,000          215,538
 Series A, 5.735%, Due 4/24/01                         235,000          235,588
 Series B, 5.735%, Due 4/24/01                         235,000          235,588
Harris County, Texas HFC MFHR - Bryant
 Development Project, 5.812%, Due 9/01/05              564,629          570,275
Hidalgo County, Texas Health Services Corporation
 Hospital Revenue - Mission Hospital, Inc. Project,
 5.75%, Due 8/15/01                                  1,355,000        1,399,038
Lancaster, Texas HFC MFHR - Intervest-Lancaster
 Project:
 5.58%, Due 6/15/04                                  2,925,000        2,932,312
 6.161%, Due 6/15/04                                   377,812          378,757
Mesquite, Texas HFC MFHR - GTR Associates
 Project-Prescott Place Apartments Project:
 Series A, 5.425%, Due 12/15/03                      4,304,453        4,315,214
 Series B, 5.425%, Due 12/15/03                      1,434,818        1,438,405
Odessa, Texas Housing Authority MFMR - Section 8
 Assisted Project:
 5.875%, Due 10/01/03                                1,185,000        1,196,850
 6.375%, Due 10/01/11                                2,735,000        2,782,862
Robstown, Texas Combination Tax and Limited
 Pledge Revenue COP, 7.75%, Due 10/01/12               510,000          578,850
                                                                        -------
                                                                     25,622,039
UTAH 1.7%
Eagle Mountain, Utah Water and Sewer Revenue
 BAN, 5.375%, Due 9/01/01                            4,910,000        4,917,610

WASHINGTON 2.3%
Seattle, Washington Solid Waste Revenue Refunding,
 4.75%, Due 8/01/00                                  2,930,000        2,992,262
Walla Walla, Washington Housing Authority
 Revenue - Wilbur Manor Project, 6.25%,
 Due 12/01/11                                        1,440,000        1,479,600
Washington Health Care Facilities Authority
 Revenue - Sisters of Providence, 5.375%,
 Due 10/01/00                                        2,400,000        2,478,000
                                                                      ---------
                                                                      6,949,862
WISCONSIN 0.7%
Wisconsin Housing and EDA Home Ownership
 Revenue, 5.30%, Due 9/01/20 (b)                     2,000,000        2,027,500
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $234,217,535)                           241,195,696
--------------------------------------------------------------------------------
VARIABLE RATE PUT BONDS 11.0%
CALIFORNIA 0.7%
Sacramento County, California MFHR Refunding -
 Fairways II Apartments Project, 5.35%,
 Due 8/01/25 (Mandatory Put at $100 on 8/01/05)      1,920,000        2,001,600

GEORGIA 1.9%
Atlanta, Georgia Urban Residential Financing
 Authority MFHR Refunding - Ford Factory
 Square Apartments Project, 6.00%, Due 12/01/30
 (Mandatory Put at $100 on 12/01/02)                 5,655,000        5,690,344

MASSACHUSETTS 1.2%
Massachusetts DFA First Mortgage Revenue -
 LaSell Village Project, 5.625%, Due 12/01/28
 (Putable at $100 and Rate Reset
 Effective 12/01/03)                                 3,500,000        3,504,375

MISSOURI 0.4%
St. Louis County, Missouri IDA MFHR Refunding -
 Heatherbrook Gardens Project, 5.10%, Due 3/01/05
 (Mandatory Put at $100 on 3/01/02)                  1,320,000        1,344,750

OHIO 0.4%
Montgomery County, Ohio Health Care Facilities
 Revenue Refunding EXTRAS - Friendship Village
 of Dayton Project, 5.375%, Due 2/01/22
 (Putable at $100 and Rate Reset
 Effective on 2/01/03)                               1,050,000        1,055,250

SOUTH CAROLINA 0.8%
South Carolina Jobs EDA EDR Refunding, 5.20%,
 Due 11/15/28 (Putable at $100 and Rate Reset
 Effective 11/15/03)                                 2,455,000        2,455,000

TEXAS 4.3%
Northwest Trails Apartment Trust Pass-Thru
 Certificates, 5.25%, Due 4/01/13 (Putable at $100
 and Rate Reset Effective on 10/01/01)               7,425,000        7,443,563
Trinity River Authority Refunding - Texas
 Industries, Inc. Project, 6.375%, Due 9/01/07
 (Putable at $100 and Rate Reset Effective
 11/01/01)                                           1,380,000        1,417,950
Trinity River Authority Refunding - Texas
 Industries, Inc. Project, Series A, 6.375%,
 Due 9/01/07 (Putable at $100 and Rate Reset
 Effective 11/01/01)                                 3,935,000        4,043,213
                                                                      ---------
                                                                     12,904,726
VIRGINIA 1.3%
James City County, Virginia IDA Residential Care
 Facility First Mortgage Revenue - Williamsburg
 Landing, Inc. Project, 5.75%, Due 3/01/26
 (Putable at $100 and Rate Reset Effective
 9/01/01)                                            3,000,000        3,046,860
Prince William County, Virginia IDA Residential
 Care Facility First Mortgage Revenue -
 Westminster Presbyterian Retirement Project,
 6.00%, Due 1/01/25 (Putable at $100 and Rate
 Reset Effective 1/01/03)                              700,000          704,438
                                                                        -------
                                                                      3,751,298
--------------------------------------------------------------------------------
TOTAL VARIABLE RATE PUT BONDS (COST $32,270,703)                     32,707,343
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 11.8%
MUNICIPAL BONDS 1.2%
ARIZONA 0.1%
Phoenix, Arizona IDA Hospital Revenue - John C.
 Lincoln Hospital and Health Center Project, 4.65%,
 Due 12/01/99                                          225,000          226,874

FLORIDA 0.2%
Duval County, Florida School District GO Refunding,
 5.50%, Due 8/01/99                                    535,000          540,623

--------------------------------------------------------------------------------
===============================================================================
STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)
===============================================================================
                                                     Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
-------------------------------------------------------------------------------
GUAM 0.5%
Guam Airport Authority General Revenue, 5.80%,
 Due 10/01/99                                    $   1,450,000      $ 1,468,864

ILLINOIS 0.1%
Illinois EFA Revenue - Lewis University Project,
 4.50%, Due 10/01/99                                   240,000          241,217

OHIO 0.1%
Sidney, Ohio IDR - Richard Klinger Project, 7.70%,
 Due 12/01/99                                          335,000          337,780
Wood County, Ohio IDR - Abbey Etna Machine
 Company Project, 7.55%, Due 7/01/99                   145,000          146,182
                                                                        -------
                                                                        483,962
TEXAS 0.1%
Farmers Branch, Texas IDC IDR - Thermalloy, Inc.
 Project:
 Series A, 6.29%, Due 4/24/99                          195,000          195,488
 Series B, 6.29%, Due 4/24/99                          195,000          195,487
                                                                        -------
                                                                        390,975
WISCONSIN 0.1%
Wisconsin Rapids, Wisconsin GO, 6.10%, Due 9/01/99     225,000          228,398
                                                                        -------
Total Municipal Bonds                                                 3,580,913

VARIABLE RATE PUT BONDS 0.9%
ARIZONA
Scottsdale, Arizona IDA First Mortgage Revenue
 Refunding - Westminster Village, Inc. Project, 5.50%,
 Due 6/01/17 (Putable at $100 and Rate Reset
 Effective 12/01/99)                                 2,600,000        2,611,648

ANNUAL VARIABLE RATE PUT BONDS 2.5%
ILLINOIS 1.2%
Peoria County, Illinois Congregate Care Revenue -
 St. Francis Woods Project, 5.625%, Due 4/01/99      3,775,000        3,777,982

MISSOURI 1.3%
Jackson County, Missouri IDA MFHR - Pine Valley
 Apartments Project, 5.625%, Due 3/15/99             3,825,000        3,825,000
                                                                      ---------
TOTAL ANNUAL VARIABLE RATE PUT BONDS                                  7,602,982

WEEKLY VARIABLE RATE PUT BONDS 0.4%
CALIFORNIA
Local Government Finance Joint Powers Authority
 COP, 4.40%, Due 3/03/99                             1,100,000        1,100,000

CORPORATE NOTES 1.1%
Water Quality Management Corporation, Series 98-A
 Taxable, 5.50%, Due 8/15/99                         3,250,000        3,246,490

MUNICIPAL MONEY MARKET FUNDS 5.7%
MULTIPLE STATES
Strong Municipal Money Market Fund (d)              16,900,000       16,900,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $35,002,283)                      35,042,033
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $301,490,521) 103.9%          308,945,072
Other Assets and Liabilities, Net (3.9%)                            (11,699,643)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $297,245,429
===============================================================================

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) All or a portion of security is when-issued.
(c) All or a portion of security is pledged to cover margin requirements for futures contracts.
(d) Affiliated issuer (see Note 7 of Notes to Financial Statements).

Percentages are stated as a percent of net assets.

Maturity date represents actual maturity or the longer of the next put date or interest adjustment date.

See Notes to Financial Statements.

ABBREVIATIONS
-------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN    -- Bond Anticipation Notes
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes

STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------
February 28, 1999 (Unaudited)

                                                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               STRONG HIGH-YIELD        STRONG MUNICIPAL
                                                               MUNICIPAL BOND FUND         BOND FUND
                                                               -------------------         ---------
ASSETS:
  Investments in Securities, at Value
  (Cost of $673,576 and $372,260, respectively)                        $691,108            $390,798
  Receivable for Securities Sold                                         12,973                  --
  Receivable for Fund Shares Sold                                            74                  19
  Interest Receivable                                                    11,921               5,028
  Other Assets                                                              166                  97
                                                                       --------            --------
  Total Assets                                                          716,242             395,942

LIABILITIES:
  Payable for Securities Purchased                                       46,069              12,148
  Payable for Fund Shares Redeemed                                           45                 155
  Dividends Payable                                                       2,828               1,443
  Accrued Operating Expenses and Other Liab                                  24                  15
                                                                       --------            --------
  Total Liabilities                                                      48,966              13,761
                                                                       --------            --------

NET ASSETS                                                             $667,276            $382,181
                                                                       ========            ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                        $652,944            $392,159
  Accumulated Net Realized Loss                                          (3,263)            (28,486)
  Net Unrealized Appreciation                                            17,595              18,508
  Net Assets                                                           $667,276            $382,181
                                                                       --------            --------
Capital Shares Outstanding (Unlimited Number Authorized)                 64,861              38,398

NET ASSET VALUE PER SHARE                                                $10.29               $9.95
                                                                         ======              ======


                                            See Notes to Financial Statements.
26


STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
--------------------------------------------------------------------------------------------------------
February 28, 1999 (Unaudited)
                                                                 (In Thousands, Except Per Share Amounts)

                                                                  STRONG SHORT-TERM
                                                                     HIGH YIELD        STRONG SHORT-TERM
                                                                   MUNICIPAL FUND    MUNICIPAL BOND FUND
                                                                   --------------    -------------------
ASSETS:
  Investments in Securities, at Value
  (Cost of $156,751 and $301,491, respectively)                        $157,159            $308,945
  Receivable for Securities Sold                                             --               2,475
  Receivable for Fund Shares Sold                                             5                 209
  Interest Receivable                                                     2,261               4,765
  Other Assets                                                              353                  99
                                                                       --------            --------
  Total Assets                                                          159,778             316,493

LIABILITIES:
  Payable for Securities Purchased                                        8,468              16,255
  Payable for Fund Shares Redeemed                                          120               1,943
  Dividends Payable                                                         539               1,038
  Accrued Operating Expenses and Other Liabilities                           18                  12
                                                                       --------            --------
  Total Liabilities                                                       9,145              19,248
                                                                       --------            --------
NET ASSETS                                                             $150,633            $297,245
                                                                       ========            ========

NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                        $150,631            $302,236
  Accumulated Net Realized Loss                                            (406)            (12,445)
  Net Unrealized Appreciation                                               408               7,454
                                                                            ---               -----
NET ASSETS                                                             $150,633            $297,245
                                                                       ========            ========
Capital Shares Outstanding (Unlimited Number Authorized)                 14,867              29,720

NET ASSET VALUE PER SHARE                                                $10.13              $10.00
                                                                         ======              ======

                                                          See Notes to Financial Statements.

                                                                                                 27

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------
For the Six Months Ended February 28, 1999 (Unaudited)
                                                                             (In Thousands)

                                                                  STRONG HIGH-YIELD     STRONG MUNICIPAL
                                                                  MUNICIPAL BOND FUND       BOND FUND
                                                                  -------------------       ---------
INCOME:
  Interest                                                              $20,085              $9,562
  Dividends - Affiliated Issuers                                            510                 194
  Dividends - Unaffiliated Issuers                                           --                   4
                                                                        -------              ------
  Total Income                                                           20,595               9,760

EXPENSES:
  Investment Advisory Fees                                                1,899                 981
  Custodian Fees                                                             18                  11
  Shareholder Servicing Costs                                               151                 127
  Other                                                                     101                  52
                                                                        -------              ------
  Total Expenses                                                          2,169               1,171
                                                                        -------              ------
NET INVESTMENT INCOME                                                    18,426               8,589

REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
  Investments                                                              (837)                118
  Futures Contracts                                                          (1)                 11
                                                                        -------              ------
  Net Realized Gain (Loss)                                                 (838)                129
 Change in Unrealized Appreciation/Depreciation on:
  Investments                                                           (11,471)               (461)
  Futures Contracts                                                         510                 (30)
                                                                        -------              ------
  Net Change in Unrealized Appreciation/Depreciation                    (10,961)                491
                                                                        -------              ------
NET LOSS ON INVESTMENTS                                                 (11,799)               (362)
                                                                        -------              ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $ 6,627              $8,227
                                                                        =======              ======

                                         See Notes to Financial Statements.
28

STATEMENTS OF OPERATIONS (CONTINUED)
-------------------------------------------------------------------------------------------------------
For the Six Months Ended February 28, 1999 (Unaudited)
                                                                              (In Thousands)

                                                                 STRONG SHORT-TERM
                                                                     HIGH YIELD      STRONG SHORT-TERM
                                                                   MUNICIPAL FUND   MUNICIPAL BOND FUND
                                                                   --------------   -------------------
INCOME:
  Interest                                                               $3,049              $6,453
  Dividends - Affiliated Issuers                                             87                 147
                                                                         ------              ------
  Total Income                                                            3,136               6,600

EXPENSES:
  Investment Advisory Fees                                                  345                 592
  Custodian Fees                                                              4                   8
  Shareholder Servicing Costs                                                17                  73
  Federal and State Registration Fees                                        28                  15
  Other                                                                       6                  27
                                                                         ------              ------
  Total Expenses before Waivers and Absorptions                             400                 715
  Expense Waivers and Absorptions by Advisor                               (253)                 --
                                                                         ------              ------
  Expenses, Net                                                             147                 715
                                                                         ------              ------
NET INVESTMENT INCOME                                                     2,989               5,885

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on Investments                                  (323)                105
  Net Change in Unrealized Appreciation/Depreciation on Investme           (134)              1,250
                                                                         ------              ------
NET GAIN (LOSS) ON INVESTMENTS                                             (457)              1,355
                                                                         ------              ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $2,532              $7,240
                                                                         ======              ======

                                                                                                  29
                                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                        (In Thousands)
                                                                     Strong High-Yield                   Strong Municipal
                                                                    Municipal Bond Fund                      Bond Fund
                                                            ---------------------------------  ------------------------------
                                                            Six Months Ended     Year Ended    Six Months Ended   Year Ended
                                                             Feb. 28, 1999      Aug. 31, 1998   Feb. 28, 1999    Aug. 31, 1998
                                                            ----------------    -------------  ----------------  ------------
                                                              (Unaudited)                        (Unaudited)
OPERATIONS:
  Net Investment Income                                           $ 18,426       $ 28,877        $  8,589         $ 13,272
  Net Realized Gain (Loss)                                            (838)         2,108             129            3,091
  Net Change in Unrealized Appreciation/Depreciation               (10,961)        16,708            (491)           7,968
                                                                  --------       --------        --------         --------
  Net Increase in Net Assets Resulting from Operations               6,627         47,693           8,227           24,331

DISTRIBUTIONS:
  From Net Investment Income                                       (18,426)       (28,877)         (8,589)         (13,272)
  From Net Realized Gains                                           (3,100)          (743)             --               --
                                                                  --------       --------        --------         --------
  Total Distributions                                              (21,526)       (29,620)         (8,589)         (13,272)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                        295,418        513,592         153,990          134,471
  Proceeds from Reinvestment of Distributions                       16,523         21,163           6,564           10,102
  Payment for Shares Redeemed                                     (297,032)      (247,044)        (64,925)        (100,839)
                                                                  --------       --------         -------         --------
  Net Increase in Net Assets from Capital Share Transactions        14,909        287,711          95,629           43,734
                                                                  --------       --------        --------         --------
TOTAL INCREASE IN NET ASSETS                                            10        305,784          95,267           54,793

NET ASSETS:
  Beginning of Period                                              667,266        361,482         286,914          232,121
                                                                  --------       --------        --------         --------
  End of Period                                                   $667,276       $667,266        $382,181         $286,914
                                                                  ========       ========        ========         ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                              28,333         49,323          15,444           13,683
  Issued in Reinvestment of Distributions                            1,588          2,036             658            1,033
  Redeemed                                                         (28,477)       (23,751)         (6,519)         (10,296)
                                                                    ------         ------           -----           ------
  Net Increase in Shares of the Fund                                 1,444         27,608           9,583            4,420
                                                                    ======         ======           =====           ======
30
                                                          See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      (In Thousands)
                                                                     Strong Short-Term                Strong Short-Term
                                                                 High Yield Municipal Fund           Municipal Bond Fund
                                                             --------------------------------  --------------------------------
                                                             Six Months Ended     Year Ended   Six Months Ended     Year Ended
                                                               Feb. 28, 1999    Aug. 28, 1998  Feb. 28, 1999      Aug. 31, 1998
                                                             ----------------   -------------  ----------------   -------------
                                                                (Unaudited)       (Note 1)      (Unaudited)
OPERATIONS:
  Net Investment Income                                           $  2,989       $  1,643        $  5,885         $  9,310
  Net Realized Gain (Loss)                                            (323)           (83)            105             (268)
  Net Change in Unrealized Appreciation/Depreciation                  (134)           543           1,250            2,618
                                                                  --------       --------        --------         --------
  Net Increase in Net Assets Resulting from Operations               2,532          2,103           7,240           11,660

DISTRIBUTIONS FROM NET INVESTMENT INCOME                            (2,989)        (1,643)         (5,885)          (9,310)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                        103,167        124,691         142,072          167,477
  Proceeds from Reinvestment of Distributions                        2,234            971           4,849            7,757
  Payment for Shares Redeemed                                      (54,948)       (25,485)        (61,826)        (131,741)
                                                                  --------       --------        --------         --------
  Net Increase in Net Assets from Capital Share Transactions        50,453        100,177          85,095           43,493
                                                                  --------       --------        --------         --------
TOTAL INCREASE IN NET ASSETS                                        49,996        100,637          86,450           45,843

NET ASSETS:
  Beginning of Period                                              100,637             --         210,795          164,952
                                                                  --------       --------        --------         --------
  End of Period                                                   $150,633       $100,637        $297,245         $210,795
                                                                  ========       ========        ========         ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                              10,166         12,315          14,238           16,920
  Issued in Reinvestment of Distributions                              220             96             486              784
  Redeemed                                                          (5,414)        (2,516)         (6,196)         (13,308)
                                                                    ------         ------          ------           ------
  Net Increase in Shares of the Fund                                 4,972          9,895           8,528            4,396
                                                                    ======         ======          ======           ======


                                                See Notes to Financial Statements.
                                                                                                                        31

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
February 28, 1999 (Unaudited)

1.   ORGANIZATION
     The accompanying financial statements represent the Strong Municipal Income
     Funds,  which  include  the  following  diversified,   open-end  management
     investment companies registered under the Investment Company Act of 1940:
     - Strong  High-Yield  Municipal Bond Fund, Inc.
     - Strong Municipal Bond Fund, Inc.
     - Strong Short-Term High Yield Municipal Fund (a series of Strong Municipal Funds, Inc.)
     - Strong Short-Term Municipal Bond Fund, Inc.

     The inception date for Strong Short-Term High Yield Municipal Fund is November 30, 1997.

2.   SIGNIFICANT  ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
     (A) Security Valuation -- Securities of the Funds are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at February 28, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investmet income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day the net asset value is calculated except bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.
32

--------------------------------------------------------------------------------

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of average daily net assets: Strong Short-Term Municipal Bond Fund 0.50%, Strong Municipal Bond Fund, Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund 0.60%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions for the six months ended February 28, 1999, is as follows:

                                       Payable to /(Receivable    Shareholder Servicing     Unaffiliated
                                         From) Advisor at          and Other Expenses       Directors'
                                        February 28, 1999            Paid to Advisor           Fees
                                        -----------------            ---------------           ----
Strong High-Yield Municipal Bond Fund        $ 7,977                    $210,359              $3,176
Strong Municipal Bond Fund                       200                     165,315               2,058
Strong Short-Term High Yield Municipal Fund  (57,852)                     18,114                 750
Strong Short-Term Municipal Bond Fund          1,743                      80,807               1,738

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At February 28, 1999, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT  TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the six months ended February 28, 1999, were as follows:

                                               Purchases                Sales
                                              ------------         ------------
Strong High-Yield Municipal Bond Fund         $206,592,321         $189,035,339
Strong Municipal Bond Fund                     146,615,135           49,845,825
Strong Short-Term High Yield Municipal Fund     61,714,776           12,725,345
Strong Short-Term Municipal Bond Fund          107,272,544           29,207,892

FEBRUARY 28, 1999 (UNAUDITED)
-------------------------------------------------------------------------------
6.   INCOME TAX INFORMATION
     The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:


                                                                  At February 28, 1999                       At August 31, 1998
                                             ------------------------------------------------------------    ------------------
                                             Federal Tax       Unrealized     Unrealized         Net            Capital Loss
                                                 Cost         Appreciation   Depreciation    Appreciation         Carryovers
                                             -----------      ------------   ------------    ------------         ----------

Strong High-Yield Municipal Bond Fund        $673,601,617      $32,040,536    $14,533,840   $17,506,696          $        __
Strong Municipal Bond Fund                    372,362,407       19,010,674        575,486    18,435,188           28,512,902
Strong Short-Term High Yield Municipal Fund   156,750,741          502,459         94,424       408,035               82,846
Strong Short-Term Municipal Bond Fund         301,491,121        7,500,232         46,280     7,453,952           12,549,981

7.   INVESTMENTS  IN  AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended February 28, 1999 is as follows:

                                            Balance of                                   Balance of                   Dividend
                                              Shares         Gross         Gross Sales    Shares          Value        Income
                                               Held        Purchases           and          Held          Feb. 28,   Sept.1, 1998 -
                                         Sept. 1, 1998   and Additions     Reductions  Feb. 28, 1999       1999      Feb. 28, 1999
                                         -------------   -------------     ----------  -------------    ----------   -------------

STRONG HIGH-YIELD MUNICIPAL BOND FUND
-------------------------------------

Strong Municipal Money Market Fund         52,800,000     152,100,000     (177,600,000)   27,300,000    $27,300,000    $510,234

STRONG MUNICIPAL BOND FUND
--------------------------

Strong Municipal Money Market Fund          3,000,000      95,200,000      (96,500,000)    1,700,000      1,700,000     194,689

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
-------------------------------------------

Strong Municipal Money Market Fund          4,700,000      14,050,000      (13,400,000)    5,350,000      5,350,000      87,069

STRONG SHORT-TERM MUNICIPAL BOND FUND
-------------------------------------

Strong Municipal Money Market Fund          4,900,000     116,100,000     (104,100,000)   16,900,000     16,900,000     147,353
34

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------
                                                                                Period Ended
                                                               ----------------------------------------------------
                                                               Feb. 28, Aug. 31, Aug. 31, Aug. 31, Dec. 31, Dec.31,
Selected Per-Share Data(a)                                      1999(c)    1998   1997     1996(d)  1995    1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $10.52   $10.09   $ 9.45    $9.91    $9.29   $10.10
Income From Investment Operations
  Net Investment Income                                           0.29     0.59     0.61     0.44     0.69     0.71
  Net Realized and Unrealized Gains (Losses) on Investments      (0.18)    0.45     0.64    (0.46)    0.62    (0.81)
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                0.11     1.04     1.25    (0.02)    1.31    (0.10)
Less Distributions
  From Net Investment Income (b)                                 (0.29)   (0.59)   (0.61)   (0.44)   (0.69)   (0.71)
  From Net Realized Gains                                        (0.05)   (0.02)      --       --       --       --
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (0.34)   (0.61)   (0.61)   (0.44)   (0.69)   (0.71)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.29   $10.52   $10.09    $9.45    $9.91   $ 9.29
==================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +1.1%   +10.5%   +13.6%    -0.1%   +14.6%    -1.0%
  Net Assets, End of Period (In Millions)                         $667     $667     $361     $238     $267     $108
  Ratio of Expenses to Average Net Assets                         0.7%*    0.7%     0.7%     0.7%*    0.4%     0.0%
  Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                                0.7%*    0.7%     0.7%     0.7%*    0.8%     0.8%
  Ratio of Net Investment Income to Average Net Assets            5.6%*    5.7%     6.2%     6.9%*    7.1%     7.5%
  Portfolio Turnover Rate                                        28.9%    66.5%    92.1%   106.8%   113.8%   198.1%

   *  Calculated on an annualized basis.
 (a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b)  Tax-exempt for regular federal income tax purposes.
 (c)  For the six months ended February 28, 1999 (unaudited).
 (d)  In 1996, the Fund changed its fiscal year end from December to August.

STRONG MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------
                                                                                   Period Ended
                                                               ----------------------------------------------------
                                                               Feb. 28, Aug. 31, Aug. 31, Aug. 31,Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                      1999(c)   1998    1997    1996(d)   1995    1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $9.96    $9.52    $8.99    $9.52    $9.23   $10.25
Income From Investment Operations
  Net Investment Income                                           0.25     0.51     0.50     0.33     0.52     0.56
  Net Realized and Unrealized Gains (Losses) on Investments      (0.01)    0.44     0.53    (0.53)    0.51    (1.02)
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                0.24     0.95     1.03    (0.20)    1.03    (0.46)
Less Distributions
  From Net Investment Income (b)                                 (0.25)   (0.51)   (0.50)   (0.33)   (0.54)   (0.56)
  In Excess of Net Investment Income                                --       --       --       --    (0.20)      --
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (0.25)   (0.51)   (0.50)   (0.33)   (0.74)   (0.56)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $9.95    $9.96    $9.52    $8.99    $9.52    $9.23
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +2.5%   +10.1%   +11.8%    -2.1%   +11.4%    -4.6%
  Net Assets, End of Period (In Millions)                         $382     $287     $232     $247     $247     $280
  Ratio of Expenses to Average Net Assets                         0.7%*    0.7%     0.8%     0.8%*    0.8%     0.8%
  Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                                0.7%*    0.7%     0.8%     0.8%*    0.8%     0.8%
  Ratio of Net Investment Income to Average Net Assets            5.1%*    5.2%     5.4%     5.4%*    5.4%     5.8%
  Portfolio Turnover Rate                                        14.9%    58.5%    85.0%   172.9%   513.8%   311.0%

  *   Calculated on an annualized basis.
 (a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b)  Tax-exempt for regular federal income tax purposes.
 (c)  For the six months ended February 28, 1999 (unaudited).
 (d)  In 1996, the Fund changed its fiscal year from December to August.
                                                                                                                 35

--------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                Feb. 28,  Aug. 31,
Selected Per-Share Data(a)                                     1999(c)    1998(d)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $10.17   $10.00
Income From Investment Operations
  Net Investment Income                                           0.25     0.37
  Net Realized and Unrealized Gains (Losses) on Investments      (0.04)    0.17
--------------------------------------------------------------------------------
  Total from Investment Operations                                0.21     0.54
Less Distributions
  From Net Investment Income (b)                                 (0.25)   (0.37)
--------------------------------------------------------------------------------
  Total Distributions                                            (0.25)   (0.37)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.13   $10.17
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                                   +2.1%    +5.5%
  Net Assets, End of Period (In Millions)                         $151     $101
  Ratio of Expenses to Average Net Assets                         0.2%*    0.4%*
  Ratio of Expenses to Average Net Assets
    Without Waivers and Absorptions                               0.7%*    1.0%*
  Ratio of Net Investment Income to Average Net Assets            5.0%*    5.0%*
  Portfolio Turnover Rate                                        11.1%     8.1%

 *    Calculated on an annualized basis.
 (a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b)  Tax-exempt for regular federal income tax purposes.
 (c)  For the six months ended February 28, 1999 (unaudited).
 (d)  For the period from November 30, 1997 (inception) to August 31, 1998.

STRONG SHORT-TERM MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------
                                                                                   Period Ended
                                                               ----------------------------------------------------
                                                               Feb. 28, Aug. 31, Aug. 31, Aug. 31,Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                      1999(c) 1998     1997     1996(d)   1995     1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 9.95    $9.82    $9.67    $9.77    $9.73   $10.36
Income From Investment Operations
  Net Investment Income                                           0.24     0.48     0.49     0.33     0.47     0.45
  Net Realized and Unrealized Gains (Losses) on Investments       0.05     0.13     0.15    (0.10)    0.04    (0.62)
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                0.29     0.61     0.64     0.23     0.51    (0.17)
Less Distributions
  From Net Investment Income (b)                                 (0.24)   (0.48)   (0.49)   (0.33)   (0.47)   (0.45)
  From Net Realized Gains                                           --       --       --       --       --    (0.01)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (0.24)   (0.48)   (0.49)   (0.33)   (0.47)   (0.46)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.00    $9.95    $9.82    $9.67    $9.77   $ 9.73
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +2.9%    +6.3%    +6.7%    +2.4%    +5.4%    -1.6%
  Net Assets, End of Period (In Millions)                         $297     $211     $165     $136     $133     $161
  Ratio of Expenses to Average Net Assets                         0.6%*    0.6%     0.7%     0.7%*    0.8%     0.7%
  Ratio of Expenses to Average Net Assets
    Without Waivers and Absorptions                               0.6%*    0.6%     0.7%     0.7%*    0.8%     0.7%
  Ratio of Net Investment Income to Average Net Assets            4.8%*    4.8%     5.0%     5.1%*    4.8%     4.5%
  Portfolio Turnover Rate                                        12.3%    15.7%    26.2%    38.0%   226.8%   273.2%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) Tax-exempt for regular federal income tax purposes.
  (c) For the six months ended February 28, 1999 (unaudited).
  (d) In 1996, the Fund changed its fiscal year end from December to August.

36

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           Dana J. Russart, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                               CALL 1-800-368-1030

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                               CALL 1-800-368-3863
                               -------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



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                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                       Strong Investments, Inc. 11103C99                 AMUNI